                            SCHEDULE 14A INFORMATION
                                  RULE 14a-101

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                        STRONG SCHAFER VALUE FUND, INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                        STRONG SCHAFER VALUE FUND, INC.

                                 P.O. Box 2936
                              Milwaukee, WI 53201

March 15, 2001

Dear Stockholder:

    I am writing to inform you of the upcoming Special Meeting of Stockholders of the Strong Schafer Value Fund, Inc. (the "Fund") to be held at 2:00 p.m., Monday, April 23, 2001, at the offices of Strong Capital Management, Inc. ("Strong"), 100 Heritage Reserve, Menomonee Falls, WI 53051. At this meeting, you are being asked to vote on several important proposals affecting the Fund. The Board of Directors of the Fund, after careful consideration, has unanimously approved a set of proposals relating to the engagement of Strong as the Fund's new investment adviser. Strong is a widely recognized and respected provider of investment advisory services to mutual funds and others and manages approximately $44 billion in assets. The Board believes that implementation of these proposals will permit the Fund to transition smoothly to a successor investment adviser and is in the long-term best interests of stockholders.

    This letter provides background information about the Fund and its relationship with Strong and a brief overview of the Board's proposals which, with your approval, will be implemented in April 2001.

    The Fund commenced operations in October 1985, and for more than a decade thereafter the Fund's investment adviser was Schafer Capital Management, Inc. ("Schafer Capital"). In January 1996, Schafer Capital and Strong announced a joint marketing alliance relating to the Fund, and the Fund changed its name from "Schafer Value Fund, Inc." to "Strong Schafer Value Fund, Inc." In addition, Strong was appointed as the Fund's transfer agent, shareholder servicing agent and fund accounting services agent, and Strong Investments, Inc., an affiliate of Strong, was appointed as the Fund's distributor. The Board of Directors of the Fund determined at that time that these changes would result in higher service levels to the Fund's stockholders and the opportunity for the Fund's stockholders to participate in expanded services available to stockholders in the Strong Family of Funds.

    In furtherance of their joint marketing alliance, Schafer Capital and Strong formed Strong Schafer Capital Management, L.L.C. ("SSCM") and, in October 1998, SSCM succeeded Schafer Capital as the Fund's investment adviser upon the stockholders of the Fund voting to approve such succession. SSCM is currently managed by its managing member, Schafer Capital. Strong has a non-managing membership interest in SSCM.

    The limited liability company agreement which created SSCM provides that, commencing January 10, 2001, Strong has an option to purchase Schafer Capital's membership interest in SSCM, and on that date Strong provided notice of its exercise of this option. The closing of this transaction is subject to satisfaction of certain conditions, including procurement of all required regulatory approvals such as approval of the Fund's stockholders. Accordingly, the first proposal the Fund's stockholders are requested to vote on is approval of a new advisory agreement between the Fund and Strong, the proposed new investment adviser to the Fund. Under applicable laws, the current advisory agreement between the Fund and SSCM will terminate on the date of the transfer of Schafer Capital's membership interest in SSCM, and a new advisory agreement requires approval by the stockholders of the Fund. The proposed new advisory agreement is substantially similar to the current advisory agreement except for the effective date, the replacement of SSCM with Strong as investment adviser, the transfer of certain administrative services to a separate administration agreement and other relatively minor changes. The advisory fee proposed in the new advisory agreement is lower than the fee currently payable by the Fund to offset the administration fee payable under the new administration agreement. In connection with this change, the Fund will no longer pay a separate accounting fee.

    Assuming stockholder approval of the new investment advisory agreement with Strong and the closing of the change of ownership at SSCM, I. Charles Rinaldi will replace David K. Schafer, the President and sole stockholder of Schafer Capital, as the Fund's portfolio manager. Mr. Rinaldi has over 25 years of investment experience. In addition, the Fund will be renamed the Strong Multi Cap Value Fund, Inc.

    Subject to stockholder approval and the closing of the change of ownership at SSCM, the proposed Board of Directors of the Fund will consist of six individuals, including Richard S. Strong, who are currently directors of the other Strong Funds.

    It is proposed that the Fund's existing fundamental investment restriction prohibiting the Fund from using puts and calls be eliminated. This change will allow Mr. Rinaldi to make use of such investment tools.

    It is also proposed that the Fund reincorporate from a Maryland corporation to the initial series of a newly-formed Wisconsin corporation. This change in corporate domicile will have no effect on the number or value of the shares you own but will facilitate the assimilation of the Fund into the Strong Family of Funds.

    Finally, it is proposed that stockholders ratify the appointment of PricewaterhouseCoopers LLP as the Fund's independent auditors for its current fiscal year.

    The Board of Directors of the Fund has unanimously approved these proposals and recommends a vote "FOR" each proposal. None of the proposals described above will be implemented unless the new advisory agreement is approved by stockholders and the transfer of ownership at SSCM has been consummated. If you have any questions regarding the issues to be voted on or need assistance in voting by proxy, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-290-6424.

    The enclosed materials provide more information about this vote. After you review the enclosed materials, we ask that you vote FOR the proposals. Please vote by completing, dating and signing your proxy card and mailing it to us today. You also may authorize proxies to cast your vote, which is commonly known as proxy voting, by phone or by Internet according to the enclosed Voting Instructions.

   Thank you for investing in the Fund and for your continuing support.

    Sincerely,

    David K. Schafer
    President

Enclosures

                        STRONG SCHAFER VALUE FUND, INC.

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Strong Schafer Value Fund, Inc., a Maryland corporation (the "Fund"), will hold a Special Meeting (the "Meeting") of Stockholders at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Monday, April 23, 2001, at 2:00 p.m., local time. At the Meeting, stockholders will be asked to consider and act upon the proposals noted below:

    1. To approve a new investment advisory agreement between the Fund and Strong Capital Management, Inc., the proposed new adviser to the Fund (with a lower advisory fee to offset a new administrative fee but otherwise on substantially similar terms as the current advisory agreement between the Fund and its current adviser, Strong Schafer Capital Management, L.L.C.);

    2. To elect a Board of Directors of the Fund consisting of six new directors to take office upon the resignation of the current directors and to serve until the next meeting of stockholders called for the purpose of electing directors, if any, and until their successors shall have been duly elected and qualified;

    3. To approve the elimination of the Fund's fundamental investment policy restriction regarding investing in put or call options;

    4. To approve the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc. ("SEFII"), a newly-formed Wisconsin corporation, pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets and liabilities of the Fund to SEFII, the distribution to the Fund's stockholders of an equal number of shares of the initial series of SEFII in exchange for their shares of the Fund, and the subsequent liquidation and dissolution of the Fund as a Maryland corporation;

    5. To ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year; and

    6. To consider and act upon any other business which may properly come before the Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on Thursday, February 15, 2001, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any postponements or adjournments thereof.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                      OR PROXY VOTE BY TOLL-FREE TELEPHONE
                               OR AT OUR WEBSITE
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS
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AS A STOCKHOLDER OF THE FUND, YOU ARE ASKED TO ATTEND THE MEETING EITHER IN
PERSON OR BY PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO AUTHORIZE PROXIES TO CAST YOUR VOTES, WHICH IS COMMONLY REFERRED TO AS PROXY VOTING. YOU CAN DO THIS IN ONE OF THREE WAYS: BY (1) COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE, (2) CALLING A TOLL-FREE TELEPHONE NUMBER, OR (3) THE INTERNET. YOUR PROMPT VOTING BY PROXY WILL HELP ASSURE A QUORUM AT THE MEETING. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED AT THE MEETING BY SUBMITTING TO THE SECRETARY OF THE FUND A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD. A PRIOR PROXY CAN ALSO BE REVOKED BY PROXY VOTING AGAIN THROUGH THE WEBSITE OR TOLL-FREE NUMBER LISTED IN THE ENCLOSED VOTING INSTRUCTIONS.
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                                         By Order of the Board of Directors,

                                         James P. Cullen
                                         Secretary

March 15, 2001

                             QUESTIONS AND ANSWERS

       QUESTION: WHAT ARE STOCKHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON APRIL 23, 2001?

       Answer: The Board of Directors of Strong Schafer Value Fund, Inc. (the "Fund") has called a Special Meeting at which you will be asked to approve a series of proposals relating to a proposed new advisory agreement between the Fund and Strong Capital Management, Inc. ("Strong"), the proposed new investment adviser.

       QUESTION: WHAT IS CAUSING THE CURRENT ADVISORY AGREEMENT TO TERMINATE?

       Answer: The current advisory agreement will terminate upon a change of ownership at the Fund's investment adviser, Strong Schafer Capital Management, L.L.C. ("SSCM"). SSCM is currently jointly owned by Strong and Schafer Capital Management, Inc. ("Schafer Capital") pursuant to the terms of SSCM's limited liability company agreement. This agreement provides Strong with an option to acquire Schafer Capital's interest in SSCM, subject to receipt of all regulatory approvals, including approval of the Fund's stockholders. Strong notified Schafer Capital of its exercise of the option on January 10, 2001, which will result in Strong's ownership of 100% of SSCM.

       QUESTION: WHAT CHANGES WILL TAKE EFFECT FOLLOWING THIS TRANSACTION?

       Answer: It is proposed that, upon completion of this transaction, Strong will become the Fund's investment adviser, a new portfolio manager, I. Charles Rinaldi, will manage the Fund's assets and the Fund will be renamed the Strong Multi Cap Value Fund. Mr. Rinaldi will continue to use a value style in managing the Fund, but will use a broader approach in identifying value stocks for investment. In addition, you are being asked to elect six directors to serve on the Board of the Fund.

       QUESTION: WHAT OTHER ITEMS ARE STOCKHOLDERS ASKED TO APPROVE?

       Answer: It is also proposed that the Fund's existing fundamental investment restriction prohibiting the Fund from using puts and calls be eliminated. This change will allow Mr. Rinaldi to make use of such investment tools. You are also asked to approve the Agreement and Plan of Reorganization and the transactions contemplated thereby pursuant to which the Fund will reorganize from a Maryland corporation to a series of a Wisconsin corporation and to ratify the appointment of PricewaterhouseCoopers LLP as independent auditors for the Fund for its current fiscal year.

       QUESTION: I'M A SMALL INVESTOR. WHY SHOULD I BOTHER TO VOTE?

       Answer: Your vote makes a difference. If numerous stockholders just like you fail to vote, the Fund may not receive enough votes to go forward with its meeting. If this happens, we will need to solicit votes again.

       QUESTION: WHO GETS TO VOTE?

       Answer: Any person who was a record owner of shares of the Fund on the "record date," which was the close of business on February 15, 2001, gets to vote -- even if the person later sold the shares. Stockholders are entitled to cast one vote for each Fund share owned and a fractional vote for each fractional share owned on the record date.

       QUESTION: HOW CAN I VOTE?

       Answer: You can vote your shares in person at the meeting. Alternatively, you may authorize proxies to cast your vote, which is commonly referred to as proxy voting, in one of three ways:

       -   Through the Internet.

       -   By toll-free telephone.

       -   By mail, using the enclosed proxy card.

       We encourage you to proxy vote by Internet or telephone, using the number that appears on your proxy card. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

       QUESTION: I PLAN TO PROXY VOTE THROUGH THE INTERNET. HOW DOES INTERNET VOTING WORK?

       Answer: To proxy vote through the Internet, please read the enclosed Voting Instructions.

       QUESTION: I PLAN TO PROXY VOTE BY TELEPHONE. HOW DOES TELEPHONE VOTING WORK?

       Answer: To proxy vote by telephone, please read the enclosed Voting Instructions.

       QUESTION: I PLAN TO PROXY VOTE BY MAIL. HOW SHOULD I SIGN MY PROXY CARD?

       Answer: If you are an individual account owner, please sign exactly as your name appears on the proxy card. Each owner of a joint account should sign the proxy card. The signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Brown, Custodian").

                        STRONG SCHAFER VALUE FUND, INC.

                                 P.O. BOX 2936
                              MILWAUKEE, WI 53201

                                PROXY STATEMENT

                        SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 23, 2001

     GENERAL. THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD") OF STRONG SCHAFER VALUE FUND, INC. (THE "FUND"). The proxies will be voted at a Special Meeting (the "Meeting") of Stockholders to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051, on Monday, April 23, 2001, at 2:00 p.m., local time, and any postponements or adjournments thereof, for the purposes set forth in the enclosed Notice of Special Meeting of Stockholders. The Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed proxy card are first being mailed to stockholders on or about March 15, 2001.

     RECORD DATE/STOCKHOLDERS ENTITLED TO VOTE. The Fund is a Maryland corporation and registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The record holders of outstanding shares of the Fund are entitled to one vote per full share (and a fractional vote per fractional share) on each matter presented at the Meeting. Only stockholders of record as of the close of business on Thursday, February 15, 2001 (the "Record Date"), will be entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. As of the Record Date, there were 7,451,420.207 issued and outstanding shares of the Fund.

     PROXIES. Whether you expect to be personally present at the Meeting or not, we encourage you to authorize the proxies to cast your votes. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope, you may call a toll-free telephone number or you may access the website in accordance with the enclosed Voting Instructions. By authorizing the proxies to cast your votes, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted "FOR" the proposals and in the discretion of the persons named as proxies on such other matters that may properly come before the Meeting. Any stockholder giving a proxy may revoke it before it is exercised at the Meeting by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed Voting Instructions. If not so revoked, the votes will be cast at the

Meeting, and any postponements or adjournments thereof. Attendance by a stockholder at the Meeting does not, in itself, revoke a proxy.

     QUORUM REQUIRED TO HOLD MEETING. The presence in person or by proxy of stockholders entitled to cast a majority of all votes entitled to be cast at the meeting constitutes a quorum. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is not present, any adjournment will require the affirmative vote of the holders of a majority of shares present in person or by proxy and entitled to be voted at the Meeting. If a quorum is present, any adjournment will require the affirmative vote of the holders of a majority of votes cast. A stockholder vote may be taken for a proposal in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If the Meeting is adjourned for not more than 120 days after the record date, no other notice than the announcement of adjournment at the Meeting is required by Maryland law. When voting on a proposed adjournment, the persons named as proxies will vote all proxies that they are entitled to vote FOR approval of any proposal in favor of adjournment and will vote all proxies required to be voted AGAINST any such proposal against adjournment.

     Abstentions and broker non-votes will be counted as shares present at the Meeting for purposes of determining whether a quorum exists but will not be voted on any proposal as to which the abstention or broker non-vote applies. Accordingly, abstentions and broker non-votes will have the effect of a vote against each proposal for which the required vote is a percentage of the shares present at the Meeting or outstanding. Broker non-votes are shares held in the name of a broker or nominee as to which instructions have not been received from the beneficial owners or other persons entitled to vote and the broker or nominee does not have discretionary voting authority.

     METHOD AND COST OF PROXY SOLICITATION. Proxies will be solicited by the Fund primarily by mail. The solicitation may also include telephone, facsimile, telegraph or oral communications by certain officers of Schafer Capital Management, Inc. ("Schafer Capital") or employees or officers of Strong Capital Management, Inc. ("Strong"), who will not be paid for these services, and/or by D.F. King & Co., Inc., a professional proxy solicitor retained by Schafer Capital and Strong for an estimated fee of $5,000, plus out-of-pocket expenses. Strong Schafer Capital Management, L.L.C. ("SSCM") will bear the costs of the Meeting, including legal costs, the costs of the solicitation of proxies (i.e., votes) and the fees of D.F. King & Co., Inc., except that Strong will pay all costs that are associated with Proposals 3 and 4. SSCM will also reimburse brokers and other nominees for their reasonable expenses in communicating with persons for whom they hold shares of the Fund. Each of SSCM, Strong and Schafer Capital have agreed not to seek reimbursement from the Fund for any cost incurred in connection with the Meeting.

     The Fund's current investment adviser is SSCM, 103 Spinnaker Lane, Jupiter, Florida 33477. SSCM is currently jointly owned by Schafer Capital and Strong. As discussed in Proposal 1 below, SSCM will be solely owned by Strong upon consummation of Strong's purchase of Schafer Capital's interest in SSCM. The Fund's dividend-paying agent, transfer agent and shareholding servicing agent is Strong. Strong Investments, Inc. ("Strong Investments"), an indirect subsidiary of Strong, acts as the Fund's distributor. The address of Strong and Strong Investments is P.O. Box 2936, Milwaukee, WI 53201.

     COPIES OF THE FUND'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND AT P.O. BOX 2936, MILWAUKEE, WI 53201 OR BY CALLING, TOLL-FREE, 1-800-368-3863.

                PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT
              BETWEEN THE FUND AND STRONG CAPITAL MANAGEMENT, INC.

     INTRODUCTION AND BACKGROUND. The Fund commenced operations in October 1985, and for more than a decade thereafter the Fund's investment adviser was Schafer Capital. In January 1996, Schafer Capital and Strong announced a joint marketing alliance relating to the Fund, and the Fund changed its name from "Schafer Value Fund, Inc." to "Strong Schafer Value Fund, Inc." In addition, Strong was appointed as the Fund's transfer agent, shareholder servicing agent and fund accounting services agent, and Strong Investments was appointed as the Fund's distributor. The Board of Directors of the Fund determined at that time that these changes would result in higher service levels to the Fund's stockholders and the opportunity for the Fund's stockholders to participate in expanded services available to stockholders in the Strong Family of Funds.

     In furtherance of their joint marketing alliance, Schafer Capital and Strong formed SSCM, and pursuant to an advisory agreement dated October 15, 1998 (the "Current Advisory Agreement"), SSCM succeeded Schafer Capital as the Fund's investment adviser. The Current Advisory Agreement was approved by the stockholders of the Fund on October 15, 1998 and was last approved by the Board of Directors of the Fund on October 3, 2000.

     SSCM was formed in 1997 by Schafer Capital and Strong pursuant to a Limited Liability Company Agreement dated as of September 7, 1997 (the "LLC Agreement"). Under the terms of the LLC Agreement, Schafer Capital and Strong are the two members of SSCM, with Schafer Capital as the managing member. David K. Schafer, President, a director and sole stockholder of Schafer Capital, has served as portfolio manager of the Fund since its inception.

     The LLC Agreement provides that, commencing January 10, 2001 and for eighteen months thereafter, Strong has an option to purchase Schafer Capital's membership interest in SSCM at a formula price set forth in the LLC Agreement. On January 10, 2001, Strong gave notice that it would exercise this option. The closing of this transaction is subject to certain conditions, including procurement of regulatory and stockholder approvals. Assuming these conditions are met, Strong will acquire Schafer Capital's interest in SSCM and will consequently own 100% of SSCM.

     The Current Advisory Agreement, both by its terms and pursuant to a requirement of the 1940 Act, terminates automatically upon its "assignment." The transfer of Schafer Capital's membership interest to Strong would constitute such an assignment, terminating the Current Advisory Agreement. The 1940 Act also prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the stockholders. Consequently, in order for Strong to serve as adviser to the Fund, stockholders of the Fund must approve a new investment advisory agreement (the "New Advisory Agreement"). The proposed New Advisory Agreement is substantially similar to the Current Advisory Agreement except for the effective date, the replacement of SSCM with Strong as investment adviser, the transfer of certain administrative services to a separate Administration Agreement and other relatively minor changes conforming the agreement to the form of advisory agreement between Strong and its other equity funds. The advisory fee in the New Advisory Agreement is proposed to be lowered to offset the new administration fee. In connection with the new Administration Agreement, the Fund Accounting Servicing Agreement will be terminated and the Fund will no longer pay this accounting fee. The Fund believes that there will be no reduction in the overall services provided to the Fund as a result of these changes.

     Assuming stockholder approval of the new investment advisory agreement with Strong and the closing of the change of ownership at SSCM, I. Charles Rinaldi will replace David K. Schafer as the Fund's portfolio manager and the Fund will be renamed the Strong Multi Cap Value Fund. Subject to stockholder approval of Proposal 3, the Fund's fundamental investment policy prohibiting the use of put and call options will be eliminated, which will allow Mr. Rinaldi to use such instruments in managing the Fund, subject to certain limitations. Strong also proposes that, in order to make the Fund more compatible with its other mutual fund clients, the Fund be reorganized from a Maryland corporation into the initial series of a newly-formed Wisconsin corporation. The reorganization would, among other things, reduce legal and compliance costs and administrative burdens by having one governing law for all of the Strong Funds.

     INFORMATION ABOUT STRONG. Strong, SSCM's non-managing member, provides investment management services for mutual funds and other investment portfolios representing assets, as of December 31, 2000, of over $44 billion.

Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds. Since February 1, 1996, Strong has served as the Fund's accounting services agent, and since January 25, 1996, Strong has served as the Fund's dividend-paying agent, transfer agent and shareholder servicing agent. For information on Strong's directors and officers, see Proposal 2 below.

     In connection with Strong's engagement as the investment adviser to the Fund following the change of ownership at SSCM, I. Charles Rinaldi will become the Fund's portfolio manager. Mr. Rinaldi has over 25 years of investment experience. He joined Strong as a portfolio manager in November 1997 and is currently responsible for managing the Strong Advisor Small Cap Value Fund. Prior to joining Strong, Mr. Rinaldi was employed by Mutual of America Capital Management Corporation (MOA) as a Vice President from November 1989 to January 1994 and as a Senior Vice President from January 1994 to November 1997. While at MOA, Mr. Rinaldi managed the equity portion of a balanced fund and managed the value and growth portfolios of an aggressive equity fund. Prior to joining MOA, he was employed by Glickenhaus & Co., a money management firm. Mr. Rinaldi received his bachelor's degree in Biology from St. Michael's College in 1965 and his Masters of Business Administration in Finance from Babson College in 1970.

     Mr. Rinaldi will continue to follow a "value" investment style in managing the Fund's assets. However, Mr. Rinaldi will use a broader approach in identifying value stocks for investment than the approach used by the Fund's current portfolio manager. In selecting securities for the Fund, Mr. Rinaldi will specifically look for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic or social environment. Mr. Rinaldi will focus on companies he believes are undervalued based on earnings, cash flow or asset value. The Fund's current portfolio manager generally selects stocks of companies that have a below average price/earnings ratio as compared to that of the Standard & Poor's 500 Stock Index and an above average projected earnings growth.

     In addition to acting as the investment adviser to the Fund, Strong will also act as the investment adviser to the Strong Blue Chip 100 Fund (the "Blue Chip 100 Fund"), the Strong Growth and Income Fund (the "Growth and Income Fund") and the Strong Energy Fund (the "Energy Fund"), which have similar investment objectives to the Fund. The following information relates to the investor classes of these funds which are the most similar to the Fund. As compensation for its advisory services to the Blue Chip 100 Fund, Strong receives a monthly management fee at the annual rate of 0.50% of the average daily net asset value of the Fund. Strong reimbursed the operating expenses of the Blue Chip 100 Fund for the period from October 7, 1997 to July 21, 1998. The Blue Chip 100 Fund had assets of $498.5 million as of December 29, 2000. As compensation for its advisory services to the Growth and Income Fund, Strong receives a monthly management fee at the annual rate of 0.55% of the average daily net asset value of the Fund. The Growth and Income Fund had assets of $1,109.2 million as of December 29, 2000. As compensation for its advisory services to the Energy Fund, Strong receives a monthly management fee at the annual rate of 0.75% of the average daily net asset value of the Fund. The Energy Fund had assets of $14.6 million as of December 29, 2000. Strong reimbursed some of the operating expenses of the Energy Fund for the period from February 2, 1998 to October 5, 1998, from October 25, 1999 to November 1, 1999 and from December 10, 1999 to March 17, 2000.

     DESCRIPTION OF THE LLC AGREEMENT. The LLC Agreement provides that Schafer Capital, in its capacity as managing member and on behalf of SSCM, shall pay for and perform all obligations of SSCM under the Current Advisory Agreement and pay all expenses of SSCM incurred in connection with the performance of its obligations thereunder (other than certain equipment, facilities and office space used by SSCM and owned or leased by Strong and the expense of any research analysts of SSCM located at Strong's office). The LLC Agreement further provides that Strong shall cause Strong Investments to act as distributor of the Fund and to pay for and provide marketing assistance to Strong Investments in connection with such duties, including designing, placing and paying for advertising and sales literature for the Fund.

     As previously discussed, the LLC Agreement further provides that, commencing January 10, 2001 and for eighteen months thereafter, Strong has an option to purchase Schafer Capital's membership interest in the LLC at a formula price. This option is subject to certain conditions, including procurement of regulatory approvals or other conditions that may be imposed by applicable law (including any necessary approval of the Fund's Board and stockholders). The LLC Agreement provides that, upon exercise of the option, Schafer Capital will use its best efforts to take as promptly as practicable all actions and execute such documents as may be reasonably requested by Strong in order to effectuate the acquisition by Strong of Schafer Capital's membership interest in SSCM. If Strong's option is exercised but Strong does not purchase Schafer Capital's membership interest in the LLC because of failure to obtain necessary regulatory approvals, the LLC Agreement provides that Schafer Capital will negotiate in good faith with respect to an appropriate modification of the relationship and arrangements between Strong and Schafer Capital.

     Under the LLC Agreement, Strong's purchase of Schafer Capital's interest in SSCM pursuant to the exercise of the option is to be at a price determined by the following formula applied at the time of exercise of the option: Current Net Advisory Fee Rate multiplied by Average Total Assets multiplied by the applicable multiple (each as described below). The Current Net Advisory Fee Rate is defined as the percentage rate obtained by dividing Net Fund Revenue

(which is essentially compensation accruing under the Current Advisory Agreement less certain expenses of SSCM relating to compensation paid to certain broker/dealers, transfer agents, trust companies, plan administrators and other third parties pursuant to administrative services and/or subtransfer agency agreements) for the year ended January 10, 2001 by the average daily net asset value of the Fund over such period. Average Total Assets is defined as average daily total assets of the Fund from January 10, 2001 until five business days prior to the consummation of Strong's purchase of Schafer Capital's membership interest in SSCM. The multiple for the purchase price is based on Average Total Assets.

     BOARD CONSIDERATION. The Board of Directors of the Fund, including all directors who are not "interested persons" of the Fund, SSCM or Strong, as defined in the 1940 Act (the "Non-Interested Directors"), considered the New Advisory Agreement without taking any action thereon at a telephonic meeting held on January 30, 2001 and unanimously approved the New Advisory Agreement at a meeting held in person on February 13, 2001 and unanimously ratified such approval at a telephonic meeting held on March 1, 2001. The Non-Interested Directors met twice among themselves during this period. The Board of Directors had the assistance of independent legal counsel, who prepared, among other things, a summary of the Board's duties under applicable law.

     In considering whether to recommend that the New Advisory Agreement be approved by stockholders of the Fund, the Board of Directors received extensive materials in advance of its January 30, 2001 meeting relating to the proposed New Advisory Agreement and the related proposed changes in the Fund's portfolio management and operations, and thereafter had the opportunity to ask questions and requested and received further information in connection with such consideration.

     The materials received by the Board included: comparative expense ratio and advisory fee data; extensive materials about Strong, its key personnel and operations and the Strong Family of Funds; financial information on Strong; information on the Strong departments responsible for investment management, distribution services, fund administration and transfer agency and shareholder services; information on the proposed reorganization of the Fund into a series of Strong Equity Funds II, Inc. ("SEFII"), a Wisconsin corporation, including a proposed Agreement and Plan of Reorganization between the Fund and SEFII; the proposed New Advisory Agreement and a summary of its important terms; the Current Advisory Agreement and a summary of its important terms; additional information about Strong and its marketing plans; information about director nominees; and information about the elimination of the investment restriction on put and call options. The Board of Directors and the Non-Interested Directors also receive on a regular basis additional information relating to the Fund, including (1) information on the Fund's portfolio holdings and its securities transactions, (2) performance information on the Fund's portfolio and

SSCM's outlook at least quarterly at their regular Board meetings, and (3) occasional interim communications on various matters.

     The Board of Directors, together with the Fund's legal counsel, met with Mr. Rinaldi and another portfolio manager of Strong to discuss the investment management philosophy, performance expectations and methods of operation of Strong insofar as they relate to the Fund, its proposed distribution activities, the manner in which the proposed transaction can be expected to affect the Fund and its stockholders, and certain other matters.

     In considering the New Advisory Agreement, the Board of Directors and the Non-Interested Directors considered a variety of factors that they deemed relevant, but did not identify any single factor as all-important or controlling. The following summary does not detail all the matters considered. Factors considered in connection with the approval of the New Advisory Agreement included the following:

     (1) The Board's belief that Strong is a widely recognized and respected provider of investment advisory and shareholder servicing services to mutual fund investors; as of December 31, 2000, Strong had total assets under management of approximately $44 billion, including $34.7 billion in mutual funds ($17.6 billion of which was in equity mutual funds) and $9.4 billion in other managed accounts;

     (2) The Board's recognition of the fact that Schafer Capital and Strong had collaborated in providing respective investment advisory and marketing services to the Fund since January 1996 and the Board's belief that the Fund's stockholders have benefited, and would continue to benefit, by the higher service levels, the opportunity to participate in the shareholder services available to shareholders in the Strong Family of Funds, and the potential for overall increases in the Fund's total assets;

     (3) The Board's recognition of the fact that Schafer Capital and Strong negotiated an arrangement in January 1996 contemplating that, commencing in January 2001, Strong would have an option to succeed Schafer Capital as the Fund's investment adviser, subject to satisfaction of certain conditions, including procurement of all required regulatory approvals, and that stockholders of the Fund have been made aware of Strong's option for a number of years and may reasonably expect that the Fund would remain within the Strong Family of Funds;

     (4) The Board's belief that approval of the New Advisory Agreement and related proposals will permit the Fund to transition smoothly from management by a relatively small investment advisory organization to a successor investment adviser with greater organizational and financial strength and depth and that implementation of the New Advisory

          Agreement and related proposed changes in the Fund's portfolio management and operations are in the long-term best interests of stockholders;

     (5) The Board's determination that Mr. Rinaldi, a portfolio manager with over 25 years' experience, has an excellent long-term record in value-style equity investing, and the Board's belief that there would be no diminution of the scope or quality of the advisory or other services provided to the Fund under the New Advisory Agreement;

     (6) The Board's belief that the Fund's investment performance may benefit from access to Strong's proprietary equity research and investment strategies;

     (7) The fact that the total annual investment advisory and administration fees under the New Advisory Agreement and the proposed new Administration Agreement will equal the fee currently payable by the Fund under the Current Advisory Agreement and the substantially similar nature of the other terms and conditions of the New Advisory Agreement as compared to the Current Advisory Agreement; and

     (8) The fact that, due to the elimination of the accounting fee and the estimated reduction in directors' fees payable by the Fund, the Fund's pro forma expense ratio for the fiscal year ended September 30, 2000 is slightly lower than the actual expense ratio for such year.

The Board further considered whether the arrangements between Strong and Schafer Capital comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Fund cannot be "interested persons" (as defined in the 1940 Act) of SSCM, Strong or Schafer Capital. The Board of Directors, as proposed to be reconstituted as discussed in Proposal 2 following the change in ownership at SSCM, would be in compliance with this provision of Section 15(f). Second, an "unfair burden" must not be imposed upon the Fund as a result of this transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after closing of this transaction whereby Strong or any interested person of Strong, SSCM or Schafer Capital receives or is entitled to receive any compensation, directly or indirectly, from the Fund or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

     Strong has informed the Board that it is not aware of any express or implied term, condition, arrangement or understanding that would impose an "unfair burden" on the Fund during the two-year period following the effective date of the New Advisory Agreement as a result of the transaction. Strong has also represented that it will not take any action and will cause its affiliates not to take any action that would have the effect of imposing an "unfair burden" on the Fund as a result of such transaction.

     SUMMARY OF NEW AND CURRENT ADVISORY AGREEMENTS. A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the New Advisory Agreement is only a summary and is qualified in its entirety by Exhibit A. The New Advisory Agreement as set forth in Exhibit A is between Strong and the Fund (under its proposed new name, Strong Multi Cap Value Fund, Inc.) as a Maryland corporation, because it is proposed to become effective prior to closing of the reorganization discussed below in Proposal 4. Upon closing of the reorganization, the New Advisory Agreement will be re-executed by Strong and SEFII, a Wisconsin corporation, on behalf of the Fund. However, because approval of this Proposal 1 is not dependent upon the approval of Proposal 4, the Fund may enter into the New Advisory Agreement even if Proposal 4 is not approved.

     The New Advisory Agreement provides that Strong will provide certain investment advisory services to the Fund, including investment research and management, subject to the supervision of the Board of Directors of the Fund. The New Advisory Agreement also provides that Strong will furnish office space, office facilities, equipment, personnel (other than the services of directors of the Fund who are not interested persons of Strong), and clerical services for the Fund relating to research, statistical and investment work. In addition, the New Advisory Agreement provides that Strong shall have no liability to the Fund or its stockholders in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the New Advisory Agreement. In placing orders for the purchase or sale of securities for the Fund, the New Advisory Agreement authorizes Strong, to the fullest extent permitted by law, to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research services provided by the broker. The Current Advisory Agreement is substantially similar to the New Advisory Agreement with respect to all of the above provisions.

     Under the New Advisory Agreement, Strong will be compensated by the Fund for its investment advisory services to the Fund at the annual rate of 0.75% of the Fund's average daily net assets. Under the Current Advisory Agreement, SSCM is compensated by the Fund for its investment advisory services at the annual rate of 1.00% of the Fund's average daily net assets. Under the Current Advisory Agreement, SSCM provides clerical, bookkeeping and administrative services for managing the Fund. These administrative services are proposed to be provided by Strong under a separate Administration Agreement, which was approved by the Board on March 1, 2001. Strong will be compensated for providing these administrative services at the annual rate of 0.25% of the Fund's average daily net assets. Accordingly, the total combined fees under the New Advisory Agreement and the Administration Agreement are proposed to be 1.00% of the Fund's average daily net assets, which equals the fee currently payable by the Fund under the Current Advisory Agreement for the same scope of advisory and administrative services. In connection with the implementation of the new Administration Agreement, the Fund Accounting Servicing Agreement and the related fee will be eliminated. In the future, increases in the fees payable under the New Advisory Agreement or the Administration Agreement, or other material changes, would only be implemented if such changes were approved by stockholders.

     The New Advisory Agreement has some slight differences from the Current Advisory Agreement because it is intended to conform to the form of advisory agreements used by other Strong equity funds. First, assuming stockholder approval of the reorganization discussed in Proposal 4, it will be amended to be entered into by Strong and SEFII, a Wisconsin corporation, on behalf of the Fund. The New Advisory Agreement includes other standard provisions used in advisory agreements for other Strong equity funds, such as the authorization of Strong to delegate its investment advisory duties to a subadviser, and the prohibition on Strong, its officers, directors, agents or shareholders from taking long or short positions in shares of the Fund for other than investment purposes.

     The New Advisory Agreement will continue in effect for two years after its effective date and, unless earlier terminated, from year to year thereafter, provided that each such continuance is approved annually by (1) either the Fund's Board of Directors or by the vote of a majority of the outstanding securities of the Fund, and in either case, (2) by a majority of the members of the Board who are not parties to the New Advisory Agreement or "interested persons" of any such party.

     PAYMENTS UNDER ADVISORY AGREEMENT. During the fiscal year ended September 30, 2000, SSCM received $4,859,361 from the Fund as compensation for its investment advisory services to the Fund. Had the New Advisory Agreement and the Administration Agreement been in effect during this period, the Fund's adviser would have received $3,644,521 from the Fund as compensation for its services under the New Advisory Agreement (75% of the advisory fee SSCM received in fiscal 2000) and $1,214,840 from the Fund for its services under the Administration Agreement ($4,859,361 total).

     PAYMENTS UNDER OTHER FUND AGREEMENTS. For the fiscal year ended September 30, 2000, Strong received $53,579 from the Fund for services under the Fund Accounting Servicing Agreement between Strong and the Fund. Under this Agreement, Strong provides portfolio and tax accounting services, compliance services and other administrative services to the Fund. In connection with the implementation of the New Advisory Agreement and the Administration Agreement, the Fund Accounting Servicing Agreement will be terminated. Accordingly, the Fund will no longer pay this fee. Strong will continue to act as dividend-paying agent, transfer agent and shareholder servicing agent to the Fund if the New Advisory Agreement is approved. For the fiscal year ended September 30, 2000, Strong received $1,798,391 from the Fund under a Shareholder Servicing and Transfer Agent Agreement between Strong and the Fund. Under this Agreement, Strong processes new accounts and purchases, transfers Fund shares between accounts, distributes dividends and/or capital gains and performs other related functions. Under the Distribution Agreement, Strong Investments acts at the request of the Fund and SSCM as the Fund's agent to effect the distribution of the Fund's shares in certain jurisdictions. Strong Investments is not entitled to receive any compensation from the Fund for its services under this agreement, and accordingly received no compensation for the fiscal year ended September 30, 2000. Strong and Strong Investments will continue to provide these services following approval of the New Advisory Agreement.

     FEES AND EXPENSES. The following information shows the fees and expenses that a stockholder of the Fund may pay to buy and hold shares of the Fund and the amount of such fees and expenses on a pro forma basis, as if the proposed changes discussed below had been implemented.

STOCKHOLDER FEES (Fees paid directly from your investment)

Actual                                                      Pro Forma
---------------------------------------------------------------------
None                                                          None

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets)

     The costs of operating the Fund are deducted from Fund assets, which means you pay them indirectly. The expense information shown below is based on amounts incurred during the Fund's fiscal year ended September 30, 2000 and the amounts on a pro forma basis as if Strong had been the investment adviser to the Fund for such year, the nominees listed in Proposal 2 served as directors, the new Administration Agreement had been implemented and the Fund Accounting Servicing Agreement had been eliminated.

Annual Fund Operating Expenses (as a percent of average net assets)

                                                  Actual       Pro Forma
------------------------------------------------------------------------
Management Fees                                    1.00%         0.75%
Other Expenses                                     0.51          0.74(1)
                                                   ----          ----
Total Fund Operating Expenses                      1.51%         1.49%
                                                   ====          ====

---------------
(1) Other Expenses (pro forma) are based on amounts incurred during the Fund's most recent fiscal year ended September 30, 2000, restated to reflect the elimination of the Fund Accounting Servicing Agreement, the estimated reduction in directors' fees payable by the Fund and the implementation of the administration fee upon Strong becoming the Fund's investment adviser.

EXAMPLE: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds on an actual basis and on a pro forma basis, as if Strong had been the investment adviser to the Fund for such year and the other changes discussed in footnote 1, above, had been implemented. The example assumes that you invest $10,000 in the Fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                    1 Year    3 Years    5 Years    10 Years
----------------------------------------------------------------------------
Actual                               $154      $477       $824       $1,802
Pro Forma                            $152      $471       $813       $1,779

     BENEFITS TO STRONG. Strong will receive certain benefits from its relationship with the Fund under the New Advisory Agreement. For example, Strong and the Fund will receive research and other services from brokers in exchange for allocating Fund brokerage. As discussed above, in carrying out the New Advisory Agreement, Strong may cause the Fund to pay a broker who provides brokerage and research services to Strong a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The New Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) Strong determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided in terms of the particular transaction or in terms of Strong's overall responsibilities with respect to the accounts as to which it exercises investment discretion, (2) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws and (3) in the opinion of Strong, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     REQUIRED VOTE. Approval of the New Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under the 1940 Act, a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares. If the New Advisory Agreement is approved by the Fund's stockholders, it will become effective upon the closing of the change of ownership at SSCM, which is expected to occur on or about April 23, 2001. Assuming stockholder approval of Proposals 1, 2 and 4, upon closing of the reorganization in May 2001, the New Advisory Agreement will be re-executed so as to apply to SEFII, a Wisconsin corporation.

     If the stockholders of the Fund do not approve the New Advisory Agreement, the Current Advisory Agreement will remain effective and the LLC Agreement provides that Schafer Capital is obligated to negotiate in good faith with respect to an appropriate modification of the relationship and arrangements between Strong and Schafer Capital. In addition, if Proposal 1 is not approved or if the change of ownership at SSCM does not occur, Proposals 2, 3 and 4 will not be implemented.

     RECOMMENDATION OF THE BOARD. The Board recommends that the stockholders vote for the New Advisory Agreement.

                       PROPOSAL 2: ELECTION OF DIRECTORS

     The Board currently consists of four directors. Subject to approval by stockholders of Proposal 1 and following the change of ownership at SSCM, the current directors of the Fund will resign from the Board of Directors. The nominees listed below, assuming they are elected by stockholders at the Meeting and qualify, will be the new members of the Board of Directors. Under the By-Laws of the Fund, the Board of Directors, by a vote of a majority of the entire Board, may increase or decrease the number of directors of the Fund. The Board of Directors has authorized an increase in the number of directors to six effective as of the election of directors. If elected, the six nominees will constitute all of the directors of the Fund upon the closing of Strong's purchase of Schafer Capital's interest in SSCM.

     All nominees are currently directors of the Strong Funds, which are 27 registered open-end management investment companies consisting of 61 mutual funds to which Strong serves as investment adviser. The Fund is proposed to join the Strong Family of Funds following approval of the New Advisory Agreement. Subject to stockholder approval of the New Advisory Agreement, the closing of the change of ownership at SSCM and the reorganization discussed in Proposal 4 below, (1) the stockholders of the Fund will become shareholders of a series of SEFII, a new Wisconsin corporation formed solely for purposes of the reorgani-zation, and (2) the six nominees for director of the Fund proposed herein will be elected as directors of SEFII. See "Proposal 4: Approval of the Reorganization of the Fund." None of the nominees is related to any other nominee. The term of office for a director will be until the next meeting of stockholders, if any, called for the purpose of electing directors and until the election and qualification of a successor or until such director dies, resigns or is removed. In the case of a vacancy, the remaining directors will appoint another director. The Fund will not hold a stockholder meeting for the purpose of electing directors unless required to do so by applicable law.

     Each of the nominees has indicated that he is willing to serve as a director if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. A stockholder can vote for all or any of the nominees or withhold his, her, or its vote from all or any of such nominees. If a proxy is properly executed but unmarked, the votes entitled to be cast by the stockholder will be cast for all of the nominees.

     NOMINEES FOR THE BOARD. Each nominee for director of the Fund is listed below, together with information regarding their age, address and business experience during the past five years. Each director who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk (*). As of the Record Date, none of the nominees owned any shares of the Fund.

                              PRINCIPAL OCCUPATIONS            DIRECTOR
                                  OR EMPLOYMENT                OF STRONG
NAME AND AGE                     IN PAST 5 YEARS              FUNDS SINCE
------------            ----------------------------------    -----------
Richard S. Strong*      Director and Chairman of the Board      9/81
  Date of Birth:        of the Strong Funds; Director and
  5/12/42               Chief Investment Officer of
                        Strong; prior to August 1985,
                        Chief Executive Officer of Strong
                        which he founded in 1974; since
                        August 1985, Security Analyst and
                        Portfolio Manager of Strong;
                        Chairman of Strong since October
                        1991; controlling stockholder of
                        Strong and indirectly, of its
                        subsidiary, Strong Investments,
                        Inc.

                              PRINCIPAL OCCUPATIONS            DIRECTOR
                                  OR EMPLOYMENT                OF STRONG
NAME AND AGE                     IN PAST 5 YEARS              FUNDS SINCE
------------            ----------------------------------    -----------
Marvin E. Nevins        Director of the Strong Funds;           9/81
  Date of Birth:        private investor; from 1945 to
  7/9/18                1980, Chairman of Wisconsin
                        Centrifugal, Inc., a foundry; from
                        1980 until 1981, Chairman of the
                        Wisconsin Association of
                        Manufacturers & Commerce; Director
                        of A-Life Medical, Inc., San
                        Diego, CA since 1996 and Surface
                        Systems, Inc. (a weather
                        information company), St. Louis,
                        MO since 1992; also was a regent
                        of the Milwaukee School of
                        Engineering and member of the
                        Board of Trustees of the Medical
                        College of Wisconsin and Carroll
                        College.
Willie D. Davis         Director of the Strong Funds; a         7/94
  Date of Birth:        Director of Alliance Bank since
  7/24/34               1980; Sara Lee Corporation since
                        1983; KMart Corporation since
                        1985; Dow Chemical Company since
                        1988; MGM Mirage (formerly MGM
                        Grand, Inc.) (an
                        entertainment/hotel company) since
                        1990; Wisconsin Energy Corporation
                        (formerly WICOR, Inc.) (a utility
                        company) since 1990; Johnson
                        Controls, Inc. (an industrial
                        company) since 1992; Checker's
                        Drive In Restaurants, Inc.
                        (formerly Rally's Hamburgers,
                        Inc.) since 1994; Metro-
                        Goldwyn-Mayer, Inc. since 1998 and
                        Bassett Furniture Industries, Inc.
                        since 1997; President and Chief
                        Executive Officer of All Pro
                        Broadcasting, Inc.; Trustee of the
                        University of Chicago since 1980
                        and Marquette University since
                        1988; Director of the Fireman's
                        Fund (an insurance company) from
                        1975 until 1990.

                              PRINCIPAL OCCUPATIONS            DIRECTOR
                                  OR EMPLOYMENT                OF STRONG
NAME AND AGE                     IN PAST 5 YEARS              FUNDS SINCE
------------            ----------------------------------    -----------
Stanley Kritzik         Director and Chairman of the Audit      1/95
  Date of Birth:        Committee of the Strong Funds;
  1/9/30                Partner of Metropolitan Associates
                        since 1962; Director of Aurora
                        Health Care since 1987; Director
                        of Wisconsin Health Information
                        Network since November 1997;
                        member of the Board of Governors
                        of the Snowmass Village Resort
                        Association since October 1999;
                        and Director of Health Network
                        Ventures, Inc. from 1992 until
                        April 2000.
William F. Vogt         Director and Chairman of the            1/95
  Date of Birth:        Independent Directors Committee of
  7/19/47               the Strong Funds; President of
                        Vogt Management Consulting, Inc.
                        since 1990; Executive Director of
                        University Physicians of the
                        University of Colorado from 1982
                        until 1990; Past President of the
                        Medical Group Management
                        Association and a Fellow of the
                        American College of Medical
                        Practice Executives.

                              PRINCIPAL OCCUPATIONS            DIRECTOR
                                  OR EMPLOYMENT                OF STRONG
NAME AND AGE                     IN PAST 5 YEARS              FUNDS SINCE
------------            ----------------------------------    -----------
Neal Malicky            Director of the Strong Funds;           12/99
  Date of Birth:        President Emeritus of Baldwin-
  9/14/34               Wallace College since July 2000,
                        Chancellor from July 1999 to June
                        2000, President from 1981 to June
                        1999; Director of Aspire Learning
                        Corporation since June 2000;
                        Trustee of Southwest Community
                        Health Systems, Cleveland
                        Scholarship Program and The
                        National Conference for Community
                        Justice; President of the Reserve
                        Homeowners Association; Past
                        President of the National
                        Association of Schools and
                        Colleges of the United Methodist
                        Church; Past Chairperson of the
                        Association of Independent
                        Colleges and Universities of Ohio
                        and Past Secretary of the National
                        Association of Independent
                        Colleges and Universities.

     Mr. Strong's address is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard, #1006, Naples, FL 34108. Mr. Davis' address is 161 North LaBrea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, WI 53202-0547. Mr. Vogt's address is 55 North Holden Road, P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 518 Bishop Place, Berea, OH 44017.

     RESPONSIBILITIES OF THE BOARD. The business and affairs of the Fund are managed under the direction of the Board of Directors, including general oversight and review of its investment policies and activities. The Board also elects the officers of the Fund, who are responsible for supervising and administering the Fund's day to day operations. For information concerning the current officers and directors of the Fund, see "Additional Information," below. The current Board held four meetings during the fiscal year ended September 30, 2000. Each of the directors of the Fund attended 75% or more of the meetings of the Board held during such fiscal year. The Board of the Strong Funds held five meetings during calendar year 2000. Each of the directors of the Strong Funds attended 100% of the meetings of the Board held during 2000.

     COMMITTEES. The current Board does not have a standing nominating or compensation committee. The current Board has an Audit Committee, consisting of Mr. Phillip Young, Mr. Timothy Collins and Dr. Mary English, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting and related matters with the auditors and the Fund. During the fiscal year ended September 30, 2000, the Audit Committee met one time. Each of the members of the Audit Committee attended this meeting.

     The Board of the Strong Funds, which will include the Fund if the New Advisory Agreement is approved and the change of ownership at SSCM is completed, has an Audit Committee (the "Strong Audit Committee") and an Independent Directors Committee. The Strong Audit Committee is comprised of each director of the Strong Funds who is not a director, officer or employee of Strong, or any affiliated company (the "Independent Strong Directors"). The Strong Audit Committee will oversee and monitor the Fund's internal control structure, its auditing function and its financial reporting process. The Strong Audit Committee will meet privately with the Fund's independent auditors and will receive annual representations from the auditors as to their independence. The Strong Audit Committee will also recommend the appointment of the auditors for the Fund. The Strong Audit Committee will normally meet four times a year, and held two meetings during 2000. Each of the members of the Strong Audit Committee attended 100% of these meetings. The Independent Directors Committee is also comprised of all of the Independent Strong Directors. The Independent Directors Committee makes recommendations to the Board concerning Strong Funds governance, compensation and committee issues and will normally meet one time or less a year. The Independent Directors Committee did not meet in 2000. The Board of the Strong Funds does not have a standing nominating committee.

     COMPENSATION OF CURRENT DIRECTORS. Each current director of the Fund, other than Mr. Schafer, is paid a director's fee of $10,000 per year plus $1,250 for each meeting attended and is reimbursed for the expenses of attendance at such meetings. The Fund does not pay any fees to its directors who are considered "interested persons" of the Fund or its investment adviser, as defined in the 1940 Act. The aggregate compensation paid by the Fund to its Non-Interested Directors during its fiscal year ended September 30, 2000 is set forth below. The Fund does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of the Fund's expenses. None of the Fund's current directors serves as a director of, or receives any compensation from, any fund in the Strong Funds complex except for the Fund.

     The following table shows the fees paid to the directors by the Fund for the fiscal year ended September 30, 2000.

                                                   AGGREGATE COMPENSATION
DIRECTOR                                               FROM THE FUND
--------                                           ----------------------
Mary P. English................................          $15,000.00
Timothy C. Collins.............................           14,000.00(1)
Phillip P. Young...............................           15,000.00
                                                         ----------
Total..........................................          $44,000.00
                                                         ==========

---------------
(1) Mr. Collins received $250 rather than $1,250 for one of the meetings he attended during fiscal 2000.

     COMPENSATION OF STRONG DIRECTORS. The Strong Funds, in the aggregate, pay each of the Independent Strong Directors an annual fee of $101,000 plus $6,000 per Board meeting attended, except for the Chairman of the Independent Directors Committee, who receives an annual fee of $111,100 plus $6,600 per Board meeting attended. The other Independent Strong Directors do not receive any compensation for their services on the Independent Directors' Committee. For their services on the Strong Audit Committee, each Independent Strong Director receives an additional $2,500 per meeting attended. The Chairman of the Strong Audit Committee receives $2,750 per meeting attended. In addition, each Independent Strong Director is reimbursed by the Strong Funds for travel and other expenses incurred in connection with attendance at such meetings. Directors of the Strong Funds receive no compensation or expense reimbursement from the Strong Funds.

     The total annual fees payable to the Independent Strong Directors are allocated to each of the Strong Funds according to such Fund's asset size. Based on the Fund's current asset size, Strong estimates that the portion of the Independent Strong Directors' annual fee allocable to the Fund will be approximately $8,200 total for all Independent Strong Directors, including the Strong Audit Committee fees.

     OFFICERS OF THE STRONG FUNDS. The officers of the Strong Funds are elected by the Strong Funds directors. Each officer holds office until qualification of his or her successor. Certain information concerning the officers of the Strong Funds is set forth below. These same individuals are expected to become officers of the Fund upon Strong becoming the Fund's investment adviser.

ELIZABETH N. COHERNOUR (DOB 4/26/50), Vice President and Secretary of the Strong Funds since July 2000, Vice President of the Strong Funds since May 2000.

     Ms. Cohernour has been Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer of Strong since August 2000. Ms. Cohernour has been Senior Vice President and General Counsel of Strong since February 2000.

From February 1999 until January 2000, Ms. Cohernour acted as Counsel to MFP Investors. From May 1988 to February 1999, Ms. Cohernour acted as General Counsel and Vice President to Franklin Mutual Advisers, Inc.

CATHLEEN A. EBACHER (DOB 11/9/62), Vice President and Assistant Secretary of the Strong Funds since August 2000, Vice President of the Strong Funds since May 2000.

     Ms. Ebacher has been Vice President, Senior Counsel, and Assistant Secretary of Strong since August 2000. Ms. Ebacher has been Senior Counsel of Strong since December 1997. From November 1996 until December 1997, Ms. Ebacher acted as Associate Counsel to Strong. From May 1992 until November 1996, Ms. Ebacher acted as Corporate Counsel to Carson Pirie Scott & Co., a department store retailer. From June 1989 until May 1992, Ms. Ebacher was an attorney for Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., a Milwaukee law firm.

RHONDA K. HAIGHT (DOB 11/13/64), Assistant Treasurer of the Strong Funds since December 1998.

     Ms. Haight has been Manager of the Mutual Fund Accounting Department of Strong since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of Strong. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of Strong.

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds since July 2000.

     Ms. Hollister has been Vice President, Associate Counsel, and Assistant Secretary of Strong since August 2000. Ms. Hollister has been Associate Counsel of Strong since July 1999. From August 1996 until May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 until August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse -- Madison.

DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds since October 1999.

     Mr. Wallestad has been Director of Finance and Operations and Senior Vice President of Strong since November 1999. Mr. Wallestad has been Director of Finance and Operations of Strong since February 1999. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.

JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of Strong since April 1999. From January 1999 to January 2000, Mr. Widmer served as both the Manager of Financial Management and Sales Reporting Systems and Treasurer of Strong. From May 1997 to December 1998, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems at Strong. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Senior Vice President and Chief Financial Officer of Strong since February 1998 and a member of the Office of the Chief Executive since November 1998. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of Strong, and from August 1991 to October 1991 he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of Strong. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen & Co.

     None of the officers of the Strong Funds received salaries from the Strong Funds during calendar year 2000. As of February 15, 2001, the officers and directors of the Strong Funds, as a group, owned less than 1% of the Fund's outstanding shares.

     REQUIRED VOTE. Election of directors requires a plurality vote of the shares of the Fund voting in person or by proxy at the Meeting, provided a quorum is present. This means that the six nominees receiving the largest number of votes will be elected, to take office upon the resignation of the current directors following the closing of the change of ownership at SSCM. If any of the nominees are not elected, the Fund's current Board of Directors will remain directors and Proposals 1, 3 and 4 will not be implemented.

     If all of the proposed nominees are elected as directors of the Fund, and if Proposals 1 and 4 are approved by stockholders, the newly elected directors will become, as a result of the proposed reorganization, directors of SEFII.

     RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors recommends that the stockholders vote for all of the proposed nominees.

                     PROPOSAL 3: APPROVAL OF ELIMINATION OF
                  FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                              PUT AND CALL OPTIONS

     The 1940 Act requires a registered investment company such as the Fund to specify in its registration statement certain investment policies and limitations which are fundamental policies and, as such, can only be changed upon approval by stockholders. The Fund is currently subject to a fundamental investment restriction that states, "the Fund may not invest in put or call options." This restriction is not required by any federal or state rule or regulation. In order to provide the Fund with greater flexibility in managing its investment portfolio, Strong has requested that this policy be eliminated. Elimination of this restriction would permit the Fund to invest in a broader range of instruments, provided that the investments are consistent with the Fund's investment objective and policies.

     If the elimination of this restriction is approved by stockholders, it will be implemented by Strong as the new adviser to the Fund only if Proposals 1 and 2 are also approved. The elimination of this restriction will enable the Fund to purchase (buy) and write (sell) put and call options on assets, such as specific securities and stock indexes. This means that the Fund will be able to buy and sell options to either sell (put) or buy (call) the underlying stock or index at a predetermined price in the future. The Fund may use put and call options for any lawful purposes consistent with its investment objective such as hedging or managing risk. From time to time the Fund may also invest in put and call options for speculative purposes.

     The Fund's use of put and call options will be subject to certain limitations. Under normal market conditions, the Fund will limit its use of options to 30% of net assets. The Fund will also be subject to limitations applicable to derivative instruments in general. The SEC, the options exchanges and various state regulatory authorities impose restrictions on the use of derivative instruments such as put and call options. In addition, the Fund's ability to use put and call options may be limited by tax considerations. The Fund's use of OTC options will be subject to the Fund's illiquid securities policy, which provides that the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 10% of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940
Act). The SEC has identified certain trading practices involving derivative instruments, which include put and call options, that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions until it owns either: (1) an offsetting ("covered") position in the underlying securities or index; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not

"covered." The Fund will also designate on its records liquid assets if required to do so by SEC regulations. Assets designated on the Fund's records cannot be sold while the option position is open, unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The use of puts and calls involves the portfolio manager's opinion about movements in interest rates, markets and other economic factors. Substantial losses can be sustained from these activities if the portfolio manager is incorrect in his predictions or judgments about these factors. Other risks related to put and call options include market risk (the value of the underlying asset may go up or down); credit risk (a counterparty may fail to comply with the terms of an instrument); and liquidity risk (the risk that an instrument cannot be sold, closed out or replaced quickly at or very close to its fundamental value). The Fund's use of put and call options, along with attendant risks, will be further described in the Fund's prospectus and/or statement of additional information.

     REQUIRED VOTE. As provided under the 1940 Act, approval of the elimination of the Fund's fundamental restriction requires the vote of a "majority of the outstanding securities" of the Fund. Under the 1940 Act, the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present at the Meeting or represented by proxy, or (b) more than 50% of the outstanding shares.

     RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors recommends that the stockholders vote for this proposal to approve the elimination of the fundamental restriction described herein.

                          PROPOSAL 4: APPROVAL OF THE
                           REORGANIZATION OF THE FUND

     INTRODUCTION. The Board has approved an Agreement and Plan of Reorganization (the "Reorganization Plan") to change the state of incorporation of the Fund from Maryland to Wisconsin, subject to Strong becoming the investment adviser to the Fund. A copy of the Reorganization Plan is attached to this Proxy Statement as Exhibit B. This proposed change will be referred to in this Proposal 4 as the "Reorganization." The material terms of the Reorganization can be summarized as follows:

     - The Reorganization involves changing the state of incorporation of the Fund (referred to in this Proposal 4 as the "MD Fund") from Maryland to Wisconsin through the transfer of all its assets and liabilities to the WI Fund, which is an initial series of a newly-formed Wisconsin corporation named "Strong Equity Funds II, Inc." (and referred to in this Proposal 4 as the "Wisconsin Corporation") pursuant to the Reorganization Plan. The WI Fund will operate under the name "Strong Multi Cap Value Fund."

     - In exchange for these assets and liabilities, the WI Fund will issue its own shares to the MD Fund, which will be distributed pro rata to you as a stockholder of the MD Fund.

     - The business of the MD Fund -- being an open-end investment company -- will thereafter be carried on by the WI Fund, and the MD Fund will be dissolved.

     - The WI Fund will have the same investment objective, policies and restrictions as the MD Fund.

     - Immediately upon completion of the Reorganization, assuming stockholder approval of Proposal 1, Strong will become the investment adviser to the WI Fund pursuant to the New Advisory Agreement, which will be amended to reflect the Reorganization.

     - Following the Reorganization, the Board of the Wisconsin Corporation will consist of the persons who make up the Board of the Strong Funds.

     - Following the Reorganization, you will have the same investment in the WI Fund as you had in the MD Fund, except for changes resulting from differences in state law.

     - By approving the Reorganization Plan, you will be authorizing the MD Fund, as the initial shareholder of the Wisconsin Corporation, to, among other things, (1) approve the New Advisory Agreement between Strong and the Wisconsin Corporation, subject to stockholder approval of Proposal 1;
       (2) elect as directors of the Wisconsin Corporation the nominees for director of the MD Fund, subject to stockholder approval of Proposal 2;
       (3) ratify the appointment of PricewaterhouseCoopers LLP as auditors for the Wisconsin Corporation for the current fiscal year, subject to stockholder approval of Proposal 5; and (4) approve the Reorganization Plan.

     REASONS FOR PROPOSED REORGANIZATION. The Reorganization is proposed to permit the assimilation of the MD Fund into the Strong Family of Funds. All of the Strong Funds (27 registered open-end investment companies consisting of 61 mutual funds) are incorporated under the laws of Wisconsin. Accordingly, as part of the change of ownership at SSCM and the proposed New Advisory Agreement, Strong asked the Board to approve the Reorganization, subject to stockholder approval.

     BOARD CONSIDERATION. The Board considered whether the Fund should continue operating as a Maryland corporation or as a Wisconsin corporation, and the Board concluded that operating the MD Fund as a Wisconsin corporation is preferable under the circumstances. The Board determined that it will be more efficient and practical for the MD Fund to be reorganized as a Wisconsin corporation in the Strong Family of Funds. Having one governing law for all of the Strong Funds will reduce legal and compliance costs and administrative burdens. An additional reason for the Reorganization is to conform the Fund's legal residence to the principal place of business of Strong, which is proposed to serve as the Fund's investment adviser and currently serves as dividend-paying agent, transfer agent, shareholder servicing agent and accounting services agent. Strong Investments, the Fund's distributor, is also located in Wisconsin. Finally, the Board considered the fact that Wisconsin law, like Maryland law, includes provisions specifically designed for mutual funds.

     PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION. Upon completion of the Reorganization, the stockholders of the MD Fund will become the shareholders of the WI Fund. The WI Fund is a series of the Wisconsin Corporation, and will operate under the name "Strong Multi Cap Value Fund." The WI Fund will have the same investment objective and policies as the MD Fund as of the date of the Reorganization and will hold the same portfolio of securities held by the MD Fund on the date of the Reorganization. The Wisconsin Corporation will be operated under substantially identical overall management, distribution and administrative arrangements as those of the MD Fund. Subject to stockholder approval of Proposal 1, Strong will be the investment adviser to the Wisconsin Corporation, pursuant to the New Advisory Agreement which will be re-executed following the Reorganization to provide for the change in the state of incorporation and to apply to the WI Fund as a series of the Wisconsin Corporation. For a description of the New Advisory Agreement, see Proposal 1, above. Subject to stockholder approval of Proposal 2, the nominees for directors of the MD Fund (currently the directors of the Strong Funds) will be the directors of the Wisconsin Corporation. As the successor to the MD Fund's operations, the Wisconsin Corporation will adopt the MD Fund's registration statement under the federal securities laws.

     The Wisconsin Corporation was created solely for the purpose of becoming the successor to, and carrying on the business of, the MD Fund. To accomplish the Reorganization, the Reorganization Plan provides that the MD Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the WI Fund. In exchange for these assets and liabilities, the WI Fund will issue its own shares to the MD Fund, which will then distribute those shares pro rata to you as a stockholder of the MD Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the WI Fund as you previously held in the MD Fund. The net asset value of each share of the WI Fund will be the same as that of the MD Fund on the date of the Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the MD Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the MD Fund will be dissolved and will go out of existence.

     The directors then in office may terminate the Reorganization Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if they determine that such actions are in the best interests of the MD Fund's stockholders. If the Reorganization is not approved, or if the directors abandon the Reorganization, the MD Fund will continue to operate as a corporation under the laws of the State of Maryland, with Strong as its investment adviser and with the directors listed in Proposal 2, assuming Proposals 1 and 2 are approved.

     Assuming the Plan of Reorganization is approved, it is anticipated that the Reorganization will become effective in May 2001, or later if circumstances warrant.

     EFFECT OF REORGANIZATION ON FUND AGREEMENTS. Following the Reorganization, the Wisconsin Corporation will be subject to the New Advisory Agreement with Strong as discussed in Proposal 1, re-executed to apply to the WI Fund as a series of the Wisconsin Corporation. The Wisconsin Corporation will enter into new Shareholder Servicing and Transfer Agent agreements with Strong that are substantially identical to the agreements currently in place for the MD Fund. Strong Investments will serve as the distributor for the shares of the WI Fund under a separate distribution agreement that is substantially identical to the distribution agreement currently in place for the MD Fund.

     EFFECT OF STOCKHOLDER APPROVAL OF THE REORGANIZATION. Under the 1940 Act, the stockholders of a mutual fund must vote on the following: (1) approval of the investment advisory agreement for the investment company, (2) the election of directors, and (3) selection of the independent auditors. Theoretically, if the Reorganization is approved, the stockholders would need to vote on these three items for the Wisconsin Corporation. In fact, the Wisconsin Corporation must have shareholder approval of these issues or else it will not comply with the 1940 Act. However, the directors have determined that it is in the best interests of the stockholders to avoid the considerable expense of another stockholder meeting to obtain these approvals after the Reorganization. Therefore, the MD Fund directors have determined that approval of the Reorganization will also constitute the requisite stockholder approval for the Reorganization Plan contained in Exhibit B, and also, for the purposes of the 1940 Act, constitute stockholder approval of: (1) the New Advisory Agreement between the Wisconsin Corporation and Strong as described in Proposal 1, (2) the election of the directors of the MD Fund who are in office at the time of the Reorganization as directors of the Wisconsin Corporation, (3) the selection of PricewaterhouseCoopers as independent auditors for the Wisconsin Corporation, and (4) approval of the Reorganization Plan.

     Prior to the Reorganization, if the stockholders of the MD Fund approve the Reorganization, the officers will cause the MD Fund, as the sole shareholder of the Wisconsin Corporation, to vote its shares FOR the matters specified above. This action will enable the Wisconsin Corporation to satisfy the requirements of the 1940 Act without involving the time and expense of another stockholder meeting.

     CAPITALIZATION AND STRUCTURE. The Wisconsin Corporation was created on February 9, 2001 by filing Articles of Incorporation with the Wisconsin Department of Financial Institutions. Following the Reorganization, the Wisconsin Corporation will have an indefinite number of authorized shares of Common Stock, $.00001 par value. The MD Fund has authority to issue 250,000,000 shares of Common Stock, $.10 par value. Shares of the WI Fund and the MD Fund will have equal dividend, redemption, voting and liquidation rights. Accordingly, shareholders of the WI Fund will be entitled to one vote per share (and fractional vote per fractional share), to such distributions as may be declared by the WI Fund's Board of Directors out of funds legally available therefor, and upon liquidation to participate ratably in the assets available for distribution. No conversion or sinking-fund provisions will be applicable to the WI Fund shares, and shareholders will have no preemptive rights and may not cumulate their votes in the election of directors. The WI Fund shares will be redeemable and are transferable. All WI Fund shares issued and sold by the WI Fund will be fully paid and non-assessable, except to the extent provided by
Section 180.0622(2)(b) of the Wisconsin Business Corporation Law (the "WBCL"). See "Certain Comparative Information about the MD Fund and the Wisconsin Corporation -- Shareholder Liability," below.

     EXPENSES OF REORGANIZATION. Because the Reorganization is proposed in connection with Strong's acquisition of SSCM, the expenses incurred in the Reorganization will be paid by Strong, whether or not the Reorganization is approved by stockholders.

     TAX CONSEQUENCES OF THE REORGANIZATION. The MD Fund and the Wisconsin Corporation will receive an opinion from the law firm of Godfrey & Kahn, S.C. that, based on certain facts, assumptions and representations made by the MD Fund, SSCM, Strong and Schafer Capital, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), current administrative rules and court decisions, for federal income tax purposes:

     (1) the transfer by the MD Fund of all of its assets to the WI Fund solely in exchange for the assumption by the WI Fund of all of the liabilities of the MD Fund and the issuance to the MD Fund of the WI Fund shares, followed by the distribution on the closing date of such WI Fund shares to the stockholders of the MD Fund in liquidation and redemption of such stockholders' Fund shares, and the dissolution of the MD Fund, will constitute a "reorganization" within the meaning of
          Section 368(a) of the Code;

     (2) no gain or loss will be recognized by the MD Fund or the Wisconsin Corporation as a result thereof;

     (3) no gain or loss will be recognized by stockholders of the MD Fund upon the exchange of their shares of the MD Fund for WI Fund shares in connection therewith;

     (4) the aggregate tax basis of the WI Fund shares received by a current stockholder of the MD Fund in such exchange will be the same as the aggregate tax basis of the current shares of the MD Fund given up in such exchange; and

     (5) the holding period for WI Fund shares received by a current stockholder of the MD Fund in such exchange will include the stockholder's holding period for current MD Fund shares given up in such exchange, provided such current MD Fund shares were held as capital assets by such stockholder at the time of the exchange.

     This summary of the tax consequences of the Reorganization is based upon federal income tax laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change (retroactively or prospectively) and to differing interpretations. MD Fund stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reorganization and the other transactions contemplated herein.

     SALES OF SHARES PRIOR TO OR FOLLOWING REORGANIZATION. A request to sell MD Fund shares that is received and processed prior to the Reorganization will be treated as a redemption of shares of the MD Fund. A request to sell shares that is received and processed after the Reorganization will be treated as a request for the redemption of the same number of shares of the WI Fund. The value of your shares will not be affected by the Reorganization.

               CERTAIN COMPARATIVE INFORMATION ABOUT THE MD FUND
                         AND THE WISCONSIN CORPORATION

     Governing Law. The Wisconsin Corporation will be governed by its Articles of Incorporation (as amended following the Reorganization, the "WI Articles"), its By-Laws (the "WI By-Laws") and the WBCL. The MD Fund is governed by its Articles of Incorporation, as amended (the "MD Charter"), its By-Laws, as amended (the "MD By-Laws"), and the Maryland General Corporation Law (the "MGCL"). The operations of the Wisconsin Corporation, like those of the MD Fund, will be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.

     Capital Stock. Under the WBCL, the articles of incorporation of a corporation must specify the number of shares authorized to be issued. The WI Articles provide that the Wisconsin Corporation shall have the authority to issue an indefinite number of shares of common stock with a par value of $.00001 per share. The authorized shares will be classified as a single class of the Strong Multi Cap Value Fund. Under the MGCL, the charter of a corporation must specify the number of shares authorized to be issued. The MD Fund is currently authorized to issue 250,000,000 shares of Common Stock, par value $.10 per share.

     Multiple Series and Classes. The WBCL permits a corporation to issue one or more classes or series of stock and, if the stock is divided into classes, the articles of incorporation are required to describe each class, including any preferences, limitations and relative rights. Provided that the articles of incorporation contain the proper language, the WBCL allows a fund's board to determine the preferences, limitations and relative rights of a class or series of any unissued stock without shareholder approval. The amendments to a corporation's articles of incorporation that describe a new series or class, or a change to an existing series or class, must be filed with the Wisconsin Department of Financial Institutions. The WI Articles permit the Board, without shareholder approval, to classify or to reclassify any unissued stock and to redesignate a class or series whether or not shares of such class are issued and outstanding, provided that such redesignation does not affect the preferences, limitations, and relative rights, in whole or in part, of such class or series. The Board will designate Strong Multi Cap Value Fund as the initial series of the Wisconsin Corporation.

     The MGCL also permits a corporation to issue one or more classes or series of stock. However, the MD Charter does not provide for the issuance of multiple series or classes. Accordingly, the MD Fund may only issue a single class of common stock.

     Election of Directors. Under the WBCL and the WI By-Laws, directors hold office until the next annual meeting of shareholders, if one is held, called for the purpose of electing directors and until the election and qualification of a successor or until there is a decrease in the number of directors which takes effect due to his or her death, resignation or removal. The WI By-Laws set the number of directors at six.

     Under the MGCL and the MD By-Laws, directors are elected to hold office, unless sooner removed, until their successors are elected and qualified. The MD By-Laws provide that the Board of Directors shall consist of not less than three nor more than 15 persons.

     Vacancies. The WI By-Laws provide that any vacancy may be filled, subject to the requirements of the 1940 Act, by any of the following: (1) the shareholders; (2) the Board of Directors; or (3) if the directors remaining in office constitute fewer than a quorum of the Board of Directors, the directors, by the affirmative vote of a majority of all directors remaining in office. If the vacant office was held by a director elected by a voting group of shareholders, only the holders of shares of that voting group may vote to fill the vacancy if it is filled by the shareholders, and only the remaining directors elected by that voting group may vote to fill the vacancy if it is filled by the directors.

     Under the MGCL, the stockholders may elect a successor to fill a vacancy on the board of directors which results from the removal of a director by the stockholders. Under the MD By-Laws, vacancies, including vacancies resulting from an increase in the number of directorships, may be filled by a majority of the directors. In the case of a vacancy resulting from any cause other than an increase in the authorized number of directors, such action is deemed to be duly taken even if a majority of the directors is less than a quorum.

     Removal of Directors. The WI By-Laws provide that any director may be removed by the shareholders, with or without cause, only at a meeting called for the purpose of removing the director.

     The MGCL provides that the stockholders of a corporation may remove a director, with or without cause, by the affirmative vote of a majority of the votes entitled to be cast generally in the election of directors.

     In addition to these state law provisions, Section 16(c) of the 1940 Act provides that the directors shall promptly call a shareholder meeting for the purpose of voting upon the removal of a director upon written request of the record holders of at least 10% of the outstanding shares of a registered investment company.

     Shareholder Liability. Section 180.0622(2)(b) of the WBCL provides that shareholders of Wisconsin corporations are personally liable, up to the par value of the shares ($.00001 per share in the case of the WI Fund stock), for all debts owed by the corporation to employees for services performed, but not exceeding six months services in any one case. "Par value" has been interpreted by a Wisconsin trial court to mean the consideration paid to the corporation for its shares. Because neither the Wisconsin Corporation nor the WI Fund will have any employees, the risk of liability to shareholders under this provision should be considered remote.

     Under Maryland law, the stockholders of a Maryland corporation are generally not liable for the obligations of the corporation.

     Meetings of Shareholders. The WBCL permits corporations operating as registered investment companies to operate without an annual shareholder meeting if an annual meeting is not required by the 1940 Act and the articles of incorporation or by-laws so provide. The WI By-Laws contain such a provision and, accordingly, the Wisconsin Corporation will not hold annual meetings on a regular basis. Under the WBCL and the WI By-Laws, special meetings of shareholders may be called by the Board of Directors, the chairman of the board, the vice chairman or the president. The WBCL and the WI By-Laws provide that the Wisconsin Corporation shall call a special meeting of shareholders upon written request of the holders of at least 10% of all of the votes entitled to be cast at the meeting.

     The MGCL requires corporations operating as registered investment companies to hold annual stockholder meetings when required by the 1940 Act to elect directors. Accordingly, the MD Fund does not hold annual meetings on a regular basis. Under the MGCL and the MD By-Laws, a special meeting of stockholders may be called by the chairman of the board, the president or by a majority of the Board of Directors and shall be called upon written request of the stockholders entitled to cast at least 25% of the votes entitled to be cast at the meeting.

     Shareholder Voting Rights. Under the WBCL, each outstanding share is entitled to one vote on each matter submitted to a vote at a meeting of shareholders. The WI Articles provide that the Wisconsin Corporation may issue fractional shares with fractional voting rights. The WI Articles provide that all holders of shares shall vote as a single class and series except with respect to any matter which affects only one or more series or class of shares, in which case only the holders of shares of the class or series affected shall be entitled to vote.

     Pursuant to the MGCL, each outstanding share of stock is entitled to one vote on each matter submitted to a vote at a meeting of stockholders. The MD Charter provides that the MD Fund may issue fractional shares with pro rata rights of full shares, including the right to vote.

     Quorum and Voting Requirements. Under the WBCL and the WI Fund's By-Laws, a majority of the votes entitled to be cast on a matter by a voting group (i.e., all shares entitled to vote and be counted together collectively on a matter) constitutes a quorum of that voting group for action on that matter. The WBCL and the WI By-Laws require a plurality of all votes cast at a meeting at which a quorum is present to elect directors. For most other shareholder votes, the WBCL and the WI By-Laws provide that an action is approved if the votes cast in favor of the action exceed the votes cast opposing the action at a meeting at which a quorum is present, unless the WI Articles, the WI By-Laws, the WBCL or other applicable law, including the 1940 Act, provide otherwise.

     Under the MGCL, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. The MGCL and the MD By-Laws require a plurality of all votes cast at a meeting at which a quorum is present to elect directors. For most other stockholder votes, the MGCL provides that a majority of all votes cast at a meeting at which a quorum is present is sufficient to approve any matter, unless the charter provides otherwise, which the MD Charter does not. Under the MGCL, certain other matters, such as amendments to the charter, consolidations, mergers, share exchanges and transfers of assets, require the affirmative vote of two-thirds of all votes entitled to be cast on the matter for approval of the matter. However, in accordance with the MGCL, the MD Charter provides that notwithstanding any provision of the MGCL requiring a greater proportion than a majority of the votes entitled to be cast in order to take or authorize any action, any such action may be taken or authorized by a majority of the votes entitled to be cast thereon.

     Indemnification of Officers and Directors. Under the WBCL and the WI By-Laws, the Wisconsin Corporation will indemnify its directors and officers against liabilities and expenses incurred in connection with proceedings relating to their positions as directors or officers. Indemnification will not be permitted if the act or omission constitutes (1) a willful failure to deal fairly with the corporation or its shareholders where the director has a material conflict of interest; (2) a criminal law violation, unless the director or officer had reasonable cause to believe his conduct was lawful or no reasonable cause to believe it was unlawful; (3) a transaction from which the officer or director derived an improper personal profit; or (4) willful misconduct. The WBCL and the WI By-Laws permit the Wisconsin Corporation to supplement the right of indemnification by the purchase of insurance, individual or group indemnification agreements and advances for expenses, provided that the director's or officer's breach was not one of the four specified breaches listed above.

     The MD By-Laws provide for the indemnification of directors and officers to the maximum extent provided by MGCL. Additionally, indemnification will not be permitted for any liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

                                 *     *     *

     The foregoing is only a summary of certain of the differences between the Wisconsin Corporation, the WI Articles, the WI By-Laws and the WBCL, and the MD Fund, the MD Charter, the MD By-Laws and the MGCL. It is not a complete list of differences. Stockholders should refer to the provisions of the WI Articles, the WI By-Laws, the WBCL, the MD Articles, the MD By-Laws and the MGCL directly for a more thorough comparison. A stockholder who wishes to receive a copy of these documents may write to the MD Fund at P.O. Box 2936, Milwaukee, WI 53201 or call, toll free, 1-800-368-3863.

     EFFECT OF "YES" VOTE. By voting "yes" to the Reorganization, you are approving (1) the reorganization of the MD Fund from a Maryland corporation to a Wisconsin corporation under the name "Strong Equity Funds II, Inc." with one initial series to be called the "Strong Multi Cap Value Fund," pursuant to the Reorganization Plan and (2) certain other actions, including authorization of the MD Fund, as the initial shareholder of the Wisconsin Corporation, to (a) approve the New Advisory Agreement between Strong and the Wisconsin Corporation with respect to the WI Fund, subject to stockholder approval of Proposal 1; (b) elect as directors of the Wisconsin Corporation the persons who are proposed to serve as directors of the MD Fund, subject to stockholder approval of Proposal 2; (c) ratify the appointment of PricewaterhouseCoopers

LLP as independent auditors of the Wisconsin Corporation, subject to stockholder approval of Proposal 5; and (d) approve the Reorganization Plan.

     REQUIRED VOTE. Under the MD Charter, approval of Proposal 4 requires an affirmative vote by holders of a majority of outstanding shares entitled to vote at the Meeting. If Proposal 4 is not approved, the MD Fund will continue to operate as a Maryland corporation and there will be no effect on the implementation of any other proposal.

     RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board recommends that the stockholders vote for the Reorganization Plan and the resulting Reorganization.

                PROPOSAL 5: RATIFICATION OF INDEPENDENT AUDITORS

     The selection by the Board of Directors of PricewaterhouseCoopers LLP as the independent auditors for the Fund for its current fiscal year is being submitted for ratification by the stockholders at the Meeting. In its capacity as independent auditors, PricewaterhouseCoopers LLP currently performs a variety of functions, including auditing the Fund's financial statements and reviewing the Fund's federal and state annual income tax returns. PricewaterhouseCoopers LLP are independent auditors and have advised the Fund that they have no direct or material indirect financial interest in the Fund. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire and to respond to stockholder questions.

     AUDIT FEES. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Fund's financial statements for the fiscal year ended September 30, 2000 were $27,585.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. No fees were billed for professional services rendered by PricewaterhouseCoopers LLP during fiscal 2000 for (1) operating, or supervising the operation of, the Fund's information systems or managing its local area networks or (2) designing or implementing a hardware or software system that aggregates source data underlying the Fund's financial statements or generates information that is significant to its financial statements taken as a whole.

     ALL OTHER FEES. The aggregate fees billed by the independent auditors to SSCM and the Fund during fiscal 2000 for tax-related services were $2,995 and $1,650, respectively. The aggregate fees billed by the independent auditors to Strong and affiliated entities during fiscal 2000 for audit, attestation, tax and other non-audit services were $371,827.

     The Board of Directors has considered whether the provision of financial information implementation services and other non-audit services is compatible with the independent auditors' independence.

     REQUIRED VOTE. Approval of Proposal 5 requires the affirmative vote of a majority of the votes cast at the Meeting, provided a quorum is present.

     RECOMMENDATION OF THE BOARD OF DIRECTORS. The Board of Directors recommends that the stockholders vote for Proposal 5.

                                 OTHER MATTERS

     The Board knows of no other matters that may come before the Meeting, other than the proposals as set forth above. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

                             ADDITIONAL INFORMATION

     INFORMATION ABOUT SSCM. The investment adviser for the Fund is SSCM. SSCM is currently jointly owned by Schafer Capital and Strong. The managing member of SSCM currently is Schafer Capital. Following the change in ownership of SSCM, Strong will dissolve SSCM and Strong will take over as investment adviser to the Fund upon stockholder approval of the New Advisory Agreement.

     INFORMATION ABOUT SCHAFER CAPITAL. David K. Schafer owns all of the outstanding stock of Schafer Capital. Mr. Schafer, President, Treasurer and a Director of the Fund, is also Secretary, Treasurer and a Director of Schafer Capital. James P. Cullen, Executive Vice President and Secretary of the Fund, is also Vice President and a Director of Schafer Capital.

     INFORMATION ABOUT STRONG. As a result of its acquisition of Schafer Capital's interest in SSCM, Strong will become the sole owner and managing member of SSCM. Richard S. Strong controls Strong due to his stock ownership of Strong which he holds both individually and through family trusts. Mr. Strong is the Chairman, Chief Investment Officer and a Director of Strong; Richard T. Weiss is a Director of Strong; David A. Braaten, Anthony J. D'Amato, Bradley C. Tank and Thomas M. Zoeller serve in the Office of the Chief Executive; Mr. Zoeller is also a Senior Vice President and the Chief Financial Officer of Strong; Mr. D'Amato is also a Senior Vice President; Elizabeth N. Cohernour is a Senior Vice President of Strong and Strong's General Counsel, Secretary and Chief Compliance Officer; Cathleen A. Ebacher, Susan A. Hollister and Constance
R. Wick are each a Vice President and Assistant Secretary of Strong; Joseph J. Rhiel is a Senior Vice President and the Chief Information Officer; Wallace L. Head and Dennis A. Wallestad are each a Senior Vice President; Peter D. Schwab is a Vice President and John W. Widmer is the Treasurer of Strong. The address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201.

     SHARE OWNERSHIP. The following table sets forth information regarding the beneficial ownership of the Fund's outstanding shares as of the Record Date by
(1) the directors and executive officers of the Fund, (2) the directors and executive officers of the Fund as a group and (3) persons who are known by the Fund to beneficially own more than 5% of the Fund's outstanding shares.

                         POSITION(S) HELD      PRINCIPAL OCCUPATION      NUMBER
NAME, AGE AND ADDRESS        WITH FUND        AND OTHER AFFILIATIONS  OF SHARES(1)   PERCENTAGE
---------------------  ---------------------  ----------------------  ------------   ----------
David K. Schafer(2)    Director and           Director and               105,204        1.41%
(Age: 61)              President since 1985,  President, Schafer
Schafer Capital        Treasurer since        Capital Management
Management, Inc.       January 2001           Inc., a registered
103 Spinnaker Lane                            investment advisor,
Jupiter, FL 33477                             since June 1985;
                                              Chairman of the Board
                                              of Schafer Cullen
                                              Capital Management,
                                              Inc., a registered
                                              investment advisor,
                                              since January 1983;
                                              President, Chubb
                                              Equity Managers Inc.,
                                              a wholly-owned
                                              subsidiary of the
                                              Chubb Corporation, an
                                              insurance and
                                              financial services
                                              company, from October
                                              1992 to October 1996;
                                              President, INCO
                                              Capital Management
                                              Inc., a registered
                                              investment advisor,
                                              from June 1978 to
                                              December 1981.
Timothy C. Collins     Director since 1998    Chief Executive              4,845           *
(Age: 44)                                     Officer and Senior
Ripplewood Holdings,                          Managing Director,
L.L.C.                                        Ripplewood Holdings,
One Rockefeller Plaza                         L.L.C. (a private
New York, NY 10020                            equity firm); prior to
                                              1995, Senior Managing
                                              Director, Onex
                                              Investment Corp.;
                                              Director, Dayton
                                              Superior Corporation
                                              and Danielson Holdings
                                              Corporation.

                         POSITION(S) HELD      PRINCIPAL OCCUPATION      NUMBER
NAME, AGE AND ADDRESS        WITH FUND        AND OTHER AFFILIATIONS  OF SHARES(1)   PERCENTAGE
---------------------  ---------------------  ----------------------  ------------   ----------
Mary P. English,       Director since 1998    Associate Professor of   --             --
Ph.D. (Age: 40)                               Economics and
McDermond Center for                          Management, and
Management                                    Director, McDermond
DePauw University,                            Center for Management,
L32 College                                   DePauw University.
Greencastle, IN 46135

Phillip P. Young       Director since 1997    Principal, Gladwyne         10,292           *
(Age: 56)                                     Partners LLC (a
Gladwyne Partners LLC                         private equity firm);
435 Devon Park Drive                          prior to 1998, private
Wayne, PA 19087                               investor; prior to
                                              April 1, 1996,
                                              Managing Director,
                                              Lazard Freres & Co.
                                              L.L.C. (investment
                                              banking firm).

James P. Cullen        Executive Vice         Vice President (since        3,125           *
(Age: 62)              President since 1985,  June 1985) and
Schafer Cullen         Secretary since        Director, Schafer
Capital Management,    January 2001           Capital Management,
Inc.                                          Inc., President,
645 Fifth Avenue                              Schafer Cullen Capital
New York, NY 10022                            Management, Inc.,
                                              since January 1983;
                                              Director of the Fund
                                              from 1985 to July
                                              1998; Vice President,
                                              Donaldson, Lufkin &
                                              Jenrette, registered
                                              broker/dealers, from
                                              January 1979 to
                                              December 1982.

Susan A. Hollister     Assistant Secretary    Vice President,          --             --
(Age: 32)              since July 2000        Associate Counsel and
Strong Capital                                Assistant Secretary of
Management, Inc.                              Strong since August
P. O. Box 2936                                2000; Associate
Milwaukee, WI 53201                           Counsel of Strong
                                              since July 1999.

Kerry A. Jung          Assistant Secretary    Associate Counsel of     --             --
(Age: 27)              since October 2000     Strong since September
Strong Capital                                2000.
Management, Inc.
P. O. Box 2936
Milwaukee, WI 53201

All directors and                                                        123,469        1.66%
officers as a group
(7 persons)

                                                                 NUMBER
NAME AND ADDRESS                                              OF SHARES(1)   PERCENTAGE
----------------                                              ------------   ----------
Charles Schwab & Co. Inc.                                      1,254,612       16.84%
Special Custody Account
for Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122

Emre & Co.                                                       704,569        9.46%
FBO Strong Retirement Omnibus
c/o Strong Capital Management
PO Box 1408
Milwaukee, WI 53201-1408

---------------
 *  Less than 1%.
(1) Full shares of the Fund owned beneficially as of February 15, 2001.
(2) Directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act.

                     FUTURE MEETINGS; STOCKHOLDER PROPOSALS

     The Fund is generally not required to hold annual meetings of stockholders and the Fund generally does not hold a meeting of stockholders in any year unless certain specified stockholder actions such as election of directors or approval of a new advisory agreement are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of stockholder meetings, as well as the related expenditure of staff time.

     A stockholder desiring to submit a proposal intended to be presented at any meeting of stockholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund's principal offices. The mere submission of a proposal by a stockholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the Federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the Meeting. For a stockholder proposal to be considered at a stockholders meeting, it must be a proper matter for consideration under Maryland law.

                                         By Order of the Board of Directors,

                                         James P. Cullen
                                         Secretary

March 15, 2001

                                   EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on April   , 2001, between STRONG
MULTI CAP VALUE FUND, INC., a Maryland corporation (the "Fund"), and STRONG CAPITAL MANAGEMENT, INC., a Wisconsin corporation (the "Adviser").

                                   WITNESSETH

     WHEREAS, the Fund is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Fund desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for the Fund and to manage its assets.

     NOW, THEREFORE, the Fund and the Adviser do mutually agree and promise as follows:

     1. Employment. The Fund hereby appoints Adviser as investment adviser to the Fund, and Adviser accepts such appointment. Subject to the supervision of the Board of Directors of the Fund and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of the Fund. The Adviser is hereby authorized to delegate some or all of its services subject to necessary approval, which includes without limitation, the delegation of its investment adviser duties hereunder to a subadvisor pursuant to a written agreement (a "Subadvisory Agreement") under which the subadvisor shall furnish the services specified therein to the Adviser. The Adviser will continue to have responsibility for all investment advisory services furnished pursuant to a Subadvisory Agreement. The Adviser shall bear the expenses incurred by it in the performance of its duties hereunder without reimbursement from the Fund. Without limiting the generality of the foregoing, the Adviser shall (i) provide for use by the Fund, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund, (ii) pay the salaries and fees of all officers and directors of the Fund who are "interested persons" of the Adviser as such term is defined under the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work. The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will surrender promptly to the Fund any of such records upon the Fund's request.

     2. Allocation of Portfolio Brokerage. The Adviser is authorized, subject to the supervision of the Board of Directors of the Fund, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser may, on behalf of the Fund, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Fund and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     3. Expenses. The Fund will pay all its expenses, other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services of the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1 above.

     4. Authority of Adviser. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Fund, have authority to act for or represent the Fund in any way, form or manner. Any authority granted by the Fund to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Fund.

     5. Compensation of Adviser. For the services to be furnished during any month by the Adviser hereunder, the Fund shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee equal to 0.75% per annum of the average daily net asset value of the Fund as soon as practical after the last day of such month. The Advisory Fee shall be an amount equal to 1/12th of 0.75% of the average of the net asset value of the Fund determined as of the close of business on each business day throughout the month (the "Average Asset Value"). In case of termination of this Agreement during any month, the fee for that month shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the Average Asset Value of the business days during which it is so in effect.

     6. Rights and Powers of Adviser. The Adviser's rights and powers with respect to acting for and on behalf of the Fund, including the rights and powers of the Adviser's officers and directors, shall be as follows:

          (a) Directors, officers, agents and shareholders of the Fund are or may at any time or times be interested in the Adviser as officers, directors, agents, shareholders or otherwise. Correspondingly, directors, officers, agents and shareholders of the Adviser are or may at any time or times be interested in the Fund as directors, officers, agents and as shareholders or otherwise, but nothing herein shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or any applicable statute or regulation. The Adviser shall, if it so elects, also have the right to be a shareholder in the Fund.

          (b) Except for initial investments in the Fund, not in excess of $100,000, the Adviser shall not take any long or short positions in the shares of the Fund and that insofar as it can control the situation it shall prevent any and all of its officers, directors, agents or shareholders from taking any long or short position in the shares of the Fund. This prohibition shall not in any way be considered to prevent the Adviser or an officer, director, agent or shareholder of the Adviser from purchasing and owning shares of the Fund for investment purposes.

          (c) The services of the Adviser to the Fund are not to be deemed exclusive and Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

     7. Duration and Termination. The following shall apply with respect to the duration and termination of this Agreement:

          (a) This Agreement shall begin for the Fund as of the date this Agreement is first executed and shall continue in effect for two years. Thereafter, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by either (i) the affirmative vote of a majority of the Board of Directors of the Fund, cast in person at a meeting called for that purpose or (ii) by the affirmative vote of a majority of the Fund's outstanding voting securities; and (b) the affirmative vote of a majority of the Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for that purpose. Prior to voting on the renewal of this Agreement, the Board of Directors of the Fund may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Fund's Board of Directors to evaluate the terms of this Agreement.

          (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by affirmative vote of a majority of the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty (60) days' written notice to the other party.

     8. Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of each such amendment shall be approved by the vote of a majority of the Board of Directors of the Fund, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party to this Agreement (other than as Directors of the Fund) cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the 1940 Act, by a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) of the Fund. If such amendment is proposed in order to comply with the recommendations or requirements of the Securities and Exchange Commission or state regulatory bodies or other governmental authority, or to obtain any advantage under state or federal laws, the Fund shall notify the Adviser of the form of amendment which it deems necessary or advisable and the reasons therefor, and if the Adviser declines to assent to such amendment, the Fund may terminate this Agreement forthwith.

     9. Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

     10. Assignment. This Agreement shall neither be assignable nor subject to pledge or hypothecation and in the event of assignment, pledge or hypothecation shall automatically terminate. For purposes of determining whether an "assignment" has occurred, the definition of "assignment" in Section 2(a)(4) of the 1940 Act shall control.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

Attest:                            STRONG CAPITAL MANAGEMENT, INC.

---------------------------------  ---------------------------------

Attest:                            STRONG MULTI CAP VALUE FUND, INC.

---------------------------------  ---------------------------------

                                   EXHIBIT B

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of __________, 2001, by and between Strong Multi Cap Value Fund, Inc. (the "MD Fund"), a Maryland corporation, and Strong Equity Funds II, Inc. ("SEFII"), a Wisconsin corporation, on behalf of the Strong Multi Cap Value Fund (the "WI Fund"). (The MD Fund and the WI Fund are sometimes referred to collectively as the "Funds.")

     WHEREAS, this Agreement is intended to effect the reorganization of MD Fund into a Wisconsin corporation by the transfer of all of the assets of the MD Fund to the WI Fund solely in exchange for assumption by the WI Fund of all the liabilities of the MD Fund and issuance to the MD Fund of shares of common stock of the WI Fund ("WI Fund Shares") followed by the distribution, on the Closing Date, as hereinafter defined, of the WI Fund Shares to the holders of shares of the MD Fund (the "MD Fund Stockholders") and by the dissolution and termination of the MD Fund as provided herein, all upon the terms and conditions hereinafter set forth and in accordance with the applicable laws of the State of Maryland and the State of Wisconsin; and

     WHEREAS, for federal income tax purposes, it is intended that the Reorganization (as hereinafter defined) shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, in consideration of the premises and the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. STOCKHOLDER APPROVAL

     As part of the special meeting (the "Special Meeting") of the MD Fund Stockholders to be held on April 23, 2001, MD Fund Stockholders will be asked to approve this Agreement and the transactions contemplated herein.

2. REORGANIZATION

     The transactions described in this section are hereinafter referred to as the "Reorganization."

     2.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the MD Fund agrees to assign, transfer and convey all of its assets as set forth in paragraph 2.2 to the WI Fund on the Closing Date. The assets shall be delivered to Firstar Bank, N.A., as custodian for SEFII for the benefit of the WI Fund (the "Custodian"). SEFII, on behalf of the WI Fund, agrees in exchange therefor (1) that the WI Fund shall assume all of the MD Fund's liabilities, whether contingent or otherwise, existing on the Closing Date, including without limitation any obligation, contingent or otherwise, of the MD Fund with respect to indemnification of its current or former directors and officers under Article XII of the MD Fund's By-Laws, as amended, and further (2) that on the Closing Date the WI Fund shall deliver to the MD Fund the number of full and fractional WI Fund Shares equal to the value and number of full and fractional shares of the MD Fund outstanding on the Closing Date, such WI Fund Shares to be denominated in the same or substantially similar series as, and to have relative rights, powers, privileges, preferences and duties identical to, the shares of the MD Fund, except as otherwise provided for herein or in or under the WI Fund's Articles of Incorporation, as amended (the "Articles") and the Registration Statement (as hereinafter defined).

     2.2 The assets of the MD Fund transferred to the WI Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividend receivables), claims or rights of action or rights to register shares under applicable securities laws, books and records of the MD Fund, all other property owned by the MD Fund and all deferred or prepaid expenses shown as assets on the books of the MD Fund on the Closing Date.

     2.3 Subject to the approval of the MD Fund Stockholders at the Special Meeting, immediately upon delivery of the one share of the WI Fund to the MD Fund pursuant to paragraph 8.1 of this Agreement, the MD Fund is authorized, as the then initial shareholder of SEFII and of the WI Fund, (1) to approve the investment advisory agreement between Strong Capital Management, Inc. ("SCM"), and SEFII with respect to the WI Fund (the "Advisory Agreement"), which shall be identical in every material respect to the investment advisory agreement approved by the MD Fund Stockholders at the Special Meeting, (2) to elect as directors of SEFII (the "Directors") the persons who are elected as directors of the MD Fund at the Special Meeting, (3) to approve the appointment of PricewaterhouseCoopers LLP as the independent auditors for SEFII for SEFII's fiscal year ending September 30, 2001 and, (4) to approve this Agreement.

     2.4 Upon consummation of the transactions described in paragraph 2.3, above, and immediately prior to or contemporaneously with consummation of the transactions described in paragraph 2.1, above, the WI Fund Share acquired by the MD Fund pursuant to paragraph 8.1 shall be redeemed by the WI Fund for $1.00 and the MD Fund shall liquidate and distribute pro rata to each MD Fund Stockholder of record the WI Fund Shares received by the MD Fund pursuant to
Section 2.1 hereof. In addition, prior to the transactions contemplated in paragraph 2.1, each MD Fund Stockholder shall have the right to receive any dividends or other distributions that were declared prior to the Closing Date, but unpaid at that time, with respect to the MD Fund Shares that are held by such MD Fund Stockholders on the Closing Date. Such liquidation and distribution shall be accomplished by SCM, in its capacity as transfer agent for the Funds, opening accounts on the share records of the WI Fund in the names of the MD Fund Stockholders and transferring to each such MD Fund Stockholder account the pro rata number of WI Fund Shares due each such MD Fund Stockholder from the WI Fund Shares then credited to the account of the MD Fund on the WI Fund's books and records. All issued and outstanding shares of the MD Fund shall simultaneously be cancelled on the books of the MD Fund. The WI Fund shall not issue certificates representing WI Fund Shares in connection with such exchange.

     2.5 As soon as practicable after the distribution pursuant to paragraph 2.4 of WI Fund Shares, the MD Fund shall take all steps necessary to effect its dissolution and to have its corporate existence terminated in accordance with Maryland law.

     2.6 Any transfer taxes payable upon issuance of WI Fund Shares in a name other than the name of a registered owner of the MD Fund shares on the books of the MD Fund as of the Closing Date shall be paid by the person to whom such WI Fund Shares are to be distributed as a condition of such transfer.

     2.7 Any reporting responsibility of the MD Fund is and shall remain its responsibility up to and including the later of the Closing Date and any date on which the MD Fund may have its corporate existence terminated.

3. CLOSING AND CLOSING DATE

     3.1 The closing shall occur at the later of (i) the date of final adjournment of the Special Meeting and (ii) such later time as the parties may mutually agree (the "Closing Date"). The transfer of all of the MD Fund's assets in exchange for the assumption by WI Fund of the liabilities of the MD Fund and the issuance of WI Fund Shares, as described above, together with all acts necessary to consummate such acts (the "Closing") shall occur at 8 a.m. (Wisconsin time) on the Closing Date at the office of SCM, in its capacity as transfer agent and shareholder servicing agent for the Funds, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051, or at such other place as the parties may agree. Prior to the Closing Date, the parties shall file Articles of Transfer with the Maryland State Department of Assessments and Taxation in accordance with the Maryland General Corporation Law.

     3.2 In the event that on the Closing Date, (a) the New York Stock Exchange is closed to trading, or trading thereon is restricted, or (b) trading or reporting of trading on such Exchange or in any market in which portfolio securities of the MD Fund are traded is disrupted so that accurate appraisal of the value of the total net assets of the MD Fund is impracticable, the Closing shall be postponed until the first business day upon which trading shall have been fully resumed and reporting shall have been restored.

     3.3 The MD Fund shall deliver at the Closing a certificate of an authorized officer of the MD Fund stating that it has notified the Custodian of the transfer of the assets of the MD Fund to the WI Fund.

     3.4 SCM, in its capacity as transfer agent for the Funds, shall deliver at the Closing a certificate as to the transfer on its books and records of each MD Fund Stockholder's account to an account of a holder of WI Fund Shares of the WI Fund. SEFII shall issue and deliver a confirmation to the MD Fund and the WI Fund of the number of WI Fund Shares to be credited to the MD Fund with respect to the WI Fund on the Closing Date or provide evidence satisfactory to the MD Fund that such WI Fund Shares have been credited to the MD Fund's account on the books of the WI Fund.

     3.5 At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts and other documents as the other party may reasonably request.

4. VALUATION

     4.1 The value of the MD Fund's net assets to be acquired by SEFII on behalf of the WI Fund hereunder shall be the net asset value computed as of the last daily determination of the Fund's net asset value on the last business day preceding the Closing Date, using the valuation procedures set forth in the MD Fund's then current prospectus or statement of additional information that forms a part of the MD Fund's Registration Statement (the "Registration Statement") under the Securities Act of 1933 ("Securities Act"). For purposes of this Agreement, a "business day" shall mean each day that the New York Stock Exchange is open for trading (which excludes the following national business holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

     4.2 The number, value and denominations of full and fractional WI Fund Shares to be issued in exchange for the MD Fund's net assets shall be equal to the number, value and denominations of full and fractional MD Fund shares outstanding as of the last daily determination of the MD Fund's net asset value on the last business day preceding the Closing Date (after giving effect to any issuances or redemptions of shares of the Fund prior to or as of such time). The MD Fund shall not issue any shares or redeem any shares after the last daily determination of the MD Fund's net asset value on the last business day preceding the Closing Date.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MD FUND

     The MD Fund represents and warrants as follows:

     5.1 Organization, Existence, etc. The MD Fund is a corporation duly organized, existing and in good standing under the laws of the State of Maryland and has the power to conduct its business as it is now being conducted. The MD Fund has all necessary federal, state and local authorizations to own all of its properties and assets to conduct its business as it is now being conducted.

     5.2 Registration as an Investment Company. The MD Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect.

     5.3 Capitalization. The authorized stock of the MD Fund consists of 250 million shares of one class -- Common Stock -- with par value of $0.10 per share. Because the MD Fund is an open-end investment company engaged in the continuous offering and redemption of its shares, the number of outstanding shares may change prior to the Closing Date.

     5.4 Financial Statements. The audited financial statements of the MD Fund for the fiscal year ended September 30, 2000 (the "MD Fund Financial Statements") fairly present the financial position of the MD Fund as of the date thereof and the results of its operations and changes in its net assets for the periods indicated.

     5.5 MD Fund Shares. The outstanding shares of the MD Fund are duly and validly issued and outstanding, fully paid and nonassessable under Maryland law.

     5.6 Authority Relative to this Agreement. The MD Fund has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the MD Fund's Board of Directors, and no other corporate proceedings by the MD Fund, other than the approval of this Agreement by the MD Fund Stockholders at the Special Meeting, are necessary to authorize its officers to effectuate this Agreement and the transactions contemplated hereby. The MD Fund is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     5.7 Liabilities. There are no liabilities of the MD Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the MD Fund Financial Statements and liabilities incurred in the ordinary course of business subsequent to September 30, 2000, none of which has been materially adverse to the business, assets or results of operations of the MD Fund. All liabilities of the MD Fund to be assumed by the WI Fund were incurred by the MD Fund in the ordinary course of business.

     5.8 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of the MD Fund, threatened which would adversely affect the MD Fund or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby. The MD Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

     5.9 Contracts. Except for contracts and agreements described in the current prospectus and statement of additional information of the MD Fund, under which no default exists, the MD Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     5.10 Taxes. The federal income tax returns of the MD Fund have been filed for all taxable years prior to and including the taxable year ended September 30, 2000, and all taxes payable pursuant to such returns have been paid. The MD Fund has qualified as a regulated investment company ("RIC") under Subchapter M of the Code, for each taxable year since it commenced operations and, to the knowledge of the MD Fund, will continue to meet all the requirements for such qualification for its current taxable year.

     5.11 Registration Statement. The MD Fund has filed or will file a post-effective amendment to the Registration Statement (the "First Post-Effective Amendment") to become effective on or about the Closing Date. The First Post-Effective Amendment will update certain information about the MD Fund, including a description of the MD Fund's proposed new advisory agreement and directors and the change of ownership at Strong Schafer Capital Management L.L.C. The MD Fund will notify the Securities and Exchange Commission (the "Commission") pursuant to the filing of a second Post-Effective Amendment (the "Second Post-Effective Amendment") that SEFII will adopt the MD Fund's existing Registration Statement, as a successor registrant, with respect to the shares of the MD Fund. At the time the First and Second Post-Effective Amendments become effective (which shall occur on the same day), the Registration Statement as contained therein, insofar as it relates to the MD Fund, (i) will comply in all material respects with the provisions of the Securities Act and the rules and regulations of the Commission thereunder (the "Regulations") and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time the First and Second Post-Effective Amendments become effective, at the time of the Special Meeting and at the Closing Date, the then current prospectus and statement of additional information, as amended or supplemented by any amendments or supplements filed by the MD Fund, insofar as it relates to the MD Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     5.12 Dissolution and Termination. The MD Fund will take all actions necessary to effect its dissolution and to have its corporate existence terminated in accordance with Maryland law as soon as practicable after completion of the Reorganization.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SEFII.

     SEFII, on behalf of the WI Fund, represents and warrants as follows:

     6.1 Organization, Existence, etc. SEFII is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin; SEFII has filed Articles of Incorporation with the Wisconsin Department of Financial Institutions pursuant to the Wisconsin Business Corporation Law ("WBCL"); and the WI Fund and its shares have been duly authorized, established and designated as a series of SEFII in accordance with the SEFII's Articles of Incorporation.

     6.2 Registration as an Investment Company. On the Closing Date and upon the effectiveness of the Second Post-Effective Amendment, SEFII will be registered under the 1940 Act as an open-end management investment company.

     6.3 Capitalization. Except as described in Section 8.1 hereto, prior to the Closing Date, there shall be no issued and outstanding WI Fund Shares. WI Fund Shares issued on the Closing Date in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and nonassessable under Wisconsin law, except to the extent provided in Section 180.0622(2)(b) of the WBCL, or any successor statute.

     6.4 Commencement of Operations. SEFII has not commenced operations and will not commence operations until after the Closing.

     6.5 Authority relative to this Agreement. SEFII has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the directors of SEFII, and other than the approval of the MD Fund Stockholders no other proceedings are necessary to authorize SEFII's officers to effectuate this Agreement and the transactions contemplated hereby. SEFII is not a party to or obligated under any charter, by-law, indenture or contract provision or any other commitment or obligation, or subject to any order or decree, which would be violated by its executing and carrying out this Agreement.

     6.6 Liabilities. There are no liabilities of SEFII or the WI Fund, whether or not determined or determinable, other than liabilities otherwise previously disclosed to the MD Fund, none of which has been materially adverse to the business, assets or results of operations of SEFII or the WI Fund.

     6.7 Litigation. There are no claims, actions, suits or proceedings pending or, to the knowledge of SEFII or the WI Fund, threatened which would adversely affect SEFII or the WI Fund or their assets or business or which would prevent or hinder consummation of the transactions contemplated hereby.

     6.8 Contracts. Neither SEFII nor the WI Fund is a party to or subject to any material contract, debt instrument, plan, lease, franchise, license or permit of any kind or nature whatsoever.

     6.9 Taxes. SEFII intends that the WI Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify as a RIC under Subchapter M of the Code for each of the taxable years including, or ending after, the Reorganization, including, if necessary, the requirement to file an election under Section 7701 of the Code.

     6.10 Registration Statement. In connection with the Reorganization, SEFII will become the successor registrant to the MD Fund upon the effectiveness of the Second Post-Effective Amendment. At the time the Second Post-Effective Amendment becomes effective, the Registration Statement contained therein, insofar as it relates to SEFII, (i) will comply in all material respects with the provisions of the Securities Act and the Regulations and (ii) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     6.11 Continuation of the MD Fund's Business. SEFII has no plan or intention to issue additional WI Fund Shares following the Reorganization except for shares issued in the ordinary course of SEFII's business as an open-end investment company; nor does SEFII have any plan or intention to redeem or otherwise reacquire any WI Fund Shares issued to MD Fund Stockholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business. SEFII will actively conduct the WI Fund's business in the same manner that the MD Fund conducted it immediately before the Reorganization and has no plan or intention to sell or otherwise dispose of any of the assets to be acquired by the WI Fund in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the SEFII's status as a RIC under Subchapter M of the Code.

7. CONDITIONS TO OBLIGATIONS OF SEFII

     The obligations of SEFII hereunder with respect to the consummation of the Reorganization as it relates to the WI Fund are subject to the satisfaction of the following conditions:

     7.1 Approval by Stockholders. This Agreement and the transactions contemplated hereby shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the MD Fund entitled to vote on the matter.

     7.2 Covenants, Warranties and Representations. The MD Fund shall have complied with each of its covenants contained herein, each of the representations and warranties of the MD Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the MD Fund since September 30, 2000, and SEFII shall have received a certificate of the President of the MD Fund satisfactory in form and substance to SEFII so stating.

     7.3 Regulatory Approval. The Second Post-Effective Amendment under the 1940 Act and the Securities Act relating to SEFII and the WI Fund shall have been declared effective by the Commission and no stop orders under the Securities Act pertaining thereto shall have been issued; and all approvals, registrations, and exemptions under the federal and state laws considered to be necessary by SEFII shall have been obtained.

     7.4 Tax Opinion. SEFII shall have received an opinion of Godfrey & Kahn, S.C., its tax counsel, dated the Closing Date, to the effect that, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

          (i) the transfer by the MD Fund of all of its assets to the WI Fund solely in exchange for the assumption by the WI Fund of all of the liabilities of the MD Fund and the issuance to the MD Fund of WI Fund Shares, followed by the distribution on the Closing Date of such WI Fund Shares to the MD Fund Stockholders in liquidation and redemption of such Stockholders' MD Fund shares, and the dissolution of the MD Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

          (ii) no gain or loss will be recognized by the MD Fund or SEFII (or the WI Fund) as a result thereof;

          (iii) no gain or loss will be recognized by the MD Fund Stockholders upon the exchange of their shares of the MD Fund in exchange for WI Fund Shares in connection therewith;

          (iv) the aggregate tax basis of the WI Fund Shares received by a current stockholder of the MD Fund in such exchange will be the same as the aggregate tax basis of the current shares of the MD Fund given upon in such exchange; and

          (v) the holding period for WI Fund Shares received by a current MD Fund Stockholder in such exchange will include the stockholder's holding period for current MD Fund shares given up in such exchange, provided such MD Fund shares were held as capital assets by such stockholder at the time of the exchange.

     In rendering such opinion, tax counsel may rely, without independent verification, upon the statements made in this Agreement, upon the proxy statement which will be distributed to the MD Fund Stockholders in connection with the Reorganization, and upon written representations by SEFII, the MD Fund, Schafer Capital Management, Inc. and SCM.

     7.5 Opinion of Counsel. SEFII shall have received the opinion or opinions of Godfrey & Kahn, S.C., dated as of the Closing Date, to the effect that:

          (i) the MD Fund is a corporation duly organized and existing and in good standing under the laws of the State of Maryland and SEFII is a corporation duly organized, validly existing and in good standing under the laws of the State of Wisconsin;

          (ii) each of the MD Fund and SEFII is an open-end management investment company registered under the 1940 Act;

          (iii) the Board of Directors of SEFII has duly authorized the WI Fund as a series of SEFII pursuant to the terms of the Articles of Incorporation of SEFII;

          (iv) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite corporate action of the MD Fund and SEFII, and this Agreement has been duly executed and delivered by the MD Fund and SEFII, and is a valid and binding obligation of each of the MD Fund and SEFII, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally and to general equitable principles;

          (v) the First and Second Post-Effective Amendments have been declared effective under the Securities Act and to the best of counsel's knowledge no stop order has been issued or threatened suspending their effectiveness;

          (vi) to the best of such counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the MD Fund or SEFII to enter into this Agreement or to carry out its terms that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the MD Fund or SEFII; and

          (vii) the WI Fund Shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with this Agreement will be validly issued, fully paid and nonassessable, except to the extent provided in Section 180.0622(2)(b) of the WBCL, or any successor statute.

     In giving such opinion, Godfrey & Kahn, S.C. may rely upon a legal opinion with respect to certain Maryland matters from Venable, Baetjer and Howard, LLP, and upon officers' certificates and certificates of public officials.

8. CONDITIONS TO OBLIGATIONS OF THE MD FUND

     The obligations of the MD Fund hereunder with respect to the consummation of the Reorganization as it relates to the MD Fund are subject to the satisfaction of the following conditions:

     8.1 Issuance of Initial Share. Prior to Closing, the Directors of SEFII shall have authorized the issuance of, and SEFII shall have issued, one share of the WI Fund to the MD Fund in consideration of the payment of $1.00 and the MD Fund shall have elected Directors of SEFII and voted on the matters referred to in paragraph 2.3 of this Agreement.

     8.2 Covenants, Warranties and Representations. SEFII shall have complied with each of its covenants contained herein, and each of the representations and warranties of SEFII contained herein shall be true in all material respects as of the Closing Date.

     8.3 Regulatory Approval. All necessary orders of exemption, if any, under the 1940 Act with respect to the transactions contemplated hereby shall have been granted by the Commission; and all approvals and registrations considered to be necessary by the MD Fund shall have been obtained.

     8.4 Legal Opinions. The MD Fund shall have received, and shall have been duly authorized to rely on, the opinions referred to in paragraphs 7.4 and 7.5 of this Agreement.

9. AMENDMENTS; WAIVERS, TERMINATION; NON-SURVIVAL OF COVENANTS, WARRANTIES AND REPRESENTATIONS;
   GOVERNING LAW.

     9.1 Amendments. This Agreement may be amended at any time by mutual consent of both parties hereto, notwithstanding approval hereof by the MD Fund Stockholders, provided that no such amendment shall have a material adverse effect on the interests of such Stockholders.

     9.2 Waivers. At any time prior to the Closing Date either of the parties may waive compliance with any of the covenants or conditions made for its benefit contained herein.

     9.3 Termination by Either Party. This Agreement may be terminated at any time prior to the Closing Date without liability on the part of either party hereto or its respective trustees, directors, officers or stockholders by either party on notice to the other.

     9.4 Non-Survival. No representations, warranties or covenants made in or pursuant to this Agreement (including certifications of officers) shall survive the Reorganization, except to the extent provided in connection with the issuance of the opinion referred to in paragraph 7.4 of this Agreement.

     9.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin, without giving effect to principles of conflicts of laws; provided, however, that the due authorization, execution and delivery of this Agreement, in the case of the MD Fund, shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to principles of conflict of law.

10. EXPENSES

     SCM shall be responsible for all expenses in connection with the Reorganization.

11. GENERAL

     This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by SEFII and the MD Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any person not a party to this Agreement any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date set forth above.

Attest:                              STRONG MULTI CAP VALUE FUND, INC.

By:                                  By:
    -----------------------------    -----------------------------

Attest:                              STRONG EQUITY FUNDS II, INC.

By:                                  By:
    -----------------------------    -----------------------------
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                                       B-13

                        STRONG PROXY VOTING INSTRUCTIONS
--------------------------------------------------------------------------------


                            The accompanying proxy statement outlines an important issue affecting the Strong Schafer Value Fund. Please take time to read the accompanying proxy statement, and then cast your vote. There are three ways to vote -- choose the method that's most convenient for you.


 [TELEPHONE ICON]           1.  Vote by telephone.

 CALL 1-888-221-0697            Just call our dedicated proxy voting number:
                                1-888-221-0697. It's available 24 hours a day, 7 days a week. Then enter the control number from your proxy card, and follow the voice prompts to record your vote.


  [COMPUTER ICON]           2.  VOTE BY INTERNET.

  VISIT OUR WEB SITE,           Visit the Strong funds web site, WWW.STRONG.COM
   WWW.STRONG.COM               and click on the Proxy Vote icon you'll see on
                                our home page.  Then follow the voting
                                instructions that will appear.


 [LETTER ICON]              3.  VOTE BY MAIL.

 RETURN THE                     Simply fill out the proxy card and return it to
 ENCLOSED PROXY CARD            us in the enclosed postpaid envelope.  There is
                                no need to return the card if you vote by phone or Internet.

                            Remember--your vote matters. So follow one of these easy steps today!



                            [STRONG LOGO]

                            Securities offered by Strong Investments, Inc. RT10394-0101

                 PROXY VOTE BY TOUCH-TONE PHONE OR THE INTERNET
              IN ACCORDANCE WITH THE ENCLOSED VOTING INSTRUCTIONS

                        STRONG SCHAFER VALUE FUND, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of Strong Schafer Value Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints David K. Schafer and James P. Cullen, or either of them as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of the Stockholders of the Fund to be held at 100 Heritage Reserve, Menomonee Falls, WI 53051 on
May 14, 2001, at 2:00 p.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

     The votes entitled to be cast by the undersigned will be cast as instructed on the reverse. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "for" each of the nominees for director and "for" each of the other proposals as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

                   Date:
                        --------------------------------------------------, 2001

                   NOTE: Please sign exactly as your name appears on the records of the Fund and date. If joint owners, each holder should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title.

                   -------------------------------------------------------------
                   Signature(s)                  (Title(s), if applicable)

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
---------------------------------------------------------------------------------------------------------------------------
THE IMPLEMENTATION OF THESE PROPOSALS IS SUBJECT TO THE CLOSING OF THE TRANSACTION DISCUSSED IN THE PROXY STATEMENT. Please
indicate by filling in the appropriate boxes below.

1.  To approve the new investment advisory agreement between Strong Schafer Value Fund, Inc.     FOR     AGAINST   ABSTAIN
    and Strong Capital Management, Inc. as described in the accompanying Proxy Statement.        [ ]       [ ]       [ ]

2.  To elect the new Board of Directors consisting of the following:

    1) Richard S. Strong   3) Willie D. Davis   5) William F. Vogt       [ ] FOR ALL NOMINEES         [ ] WITHHOLD AUTHORITY
    2) Marvin E. Nevins    4) Stanley Kritzik   6) Neal Malicky              LISTED (EXCEPT AS MARKED     TO VOTE FOR ALL NOMINEES
                                                                             TO THE CONTRARY AT LEFT).    LISTED AT LEFT.

--------------------------------------------------------------------
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) on the line above.)

3.  To approve the elimination of the Fund's fundamental investment                              FOR     AGAINST   ABSTAIN
    restriction regarding investing in put or call options.                                      [ ]       [ ]       [ ]

4.  To approve the reorganization of the Fund as the initial series of Strong Equity Funds II, Inc., a Wisconsin corporation, pursuant
    to an Agreement and Plan of Reorganization and the subsequent                                [ ]       [ ]       [ ]
    liquidation and dissolution of the Fund as a Maryland corporation.

5.  To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors.
                                                                                                 [ ]       [ ]       [ ]
6.  To vote and otherwise represent the above-signed stockholder(s) on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

                                              WE NEED YOUR VOTE BEFORE MAY 14, 2001
-------------------------------------------------------------------------------------------------------------------------------

     Your vote is important. If you are unable to attend the Meeting in person, we urge you to authorize the proxies to cast your votes, which is commonly known as proxy voting. You can do this in one of three ways: by (1) completing, signing, dating and promptly returning this proxy card using the enclosed postage prepaid envelope, (2) calling our toll-free telephone number or (3)
the Internet. Your prompt voting by proxy will help assure a quorum at the Meeting. Voting by proxy will not prevent you from personally casting your votes at the Meeting. You may revoke your proxy before it is  exercised at the Meeting by submitting to the
Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed Voting
Instructions.

-------------------------------------------------------------------------------------------------------------------------------
                                                      THANK YOU FOR YOUR TIME

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